UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-02715

Exact name of registrant as specified in charter:	Delaware Group® State Tax-Free Income Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2014

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds

Delaware Tax-Free Arizona Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Colorado Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

Delaware Tax-Free Pennsylvania Fund

August 31, 2014

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at delawareinvestments.com.

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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2014, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Investments ® state tax-free funds	September 9, 2014

Performance preview (for the year ended August 31, 2014)
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+11.56%
Barclays Municipal Bond Index (benchmark)	1-year return	+10.14%
Lipper Other States Municipal Debt Funds Average	1-year return	+10.00%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 9.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis. Please see page 11 for a description of the index.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free California Fund (Class A shares)	1-year return	+12.79%
Barclays Municipal Bond Index (benchmark)	1-year return	+10.14%
Lipper California Municipal Debt Funds Average	1-year return	+12.93%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 12.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper California Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt). Please see page 14 for a description of the index.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+11.94%
Barclays Municipal Bond Index (benchmark)	1-year return	+10.14%
Lipper Other States Municipal Debt Funds Average	1-year return	+10.00%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 15.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis. Please see page 17 for a description of the index.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Portfolio management review

Delaware Investments® state tax-free funds

Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+8.71%
Barclays Municipal Bond Index (benchmark)	1-year return	+10.14%
Lipper Other States Municipal Debt Funds Average	1-year return	+10.00%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 18.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis. Please see page 20 for a description of the index.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free New York Fund (Class A shares)	1-year return	+12.06%
Barclays Municipal Bond Index (benchmark)	1-year return	+10.14%
Lipper New York Municipal Debt Funds Average	1-year return	+11.03%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 21.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper New York Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt). Please see page 23 for a description of the index.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Pennsylvania Fund (Class A shares)	1-year return	+11.58%
Barclays Municipal Bond Index (benchmark)	1-year return	+10.14%
Lipper Pennsylvania Municipal Debt Funds Average	1-year return	+10.50%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 24.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Pennsylvania Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Pennsylvania (double tax-exempt) or a city in Pennsylvania (triple tax-exempt). Please see page 27 for a description of the index.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Economic backdrop

The U.S. economy continued to grow slowly but relatively steadily during the Funds’ fiscal year ended Aug. 31, 2014. During the third and fourth quarters of 2013, the nation’s gross domestic product — which measures the country’s economic output — expanded by a healthy 4.5% and 3.5%, respectively. In the first quarter of 2014, however, GDP growth actually contracted by 2.1%, partly resulting from poor winter weather across much of the country. The nation’s economic circumstances subsequently improved, and the economy grew by an estimated 4.2% in the second quarter. (Source: U.S. Commerce Department.)

One sign of the strengthening economy was the continued improvement in the U.S. employment picture. The nation’s jobless rate was 6.1% at the end of the fiscal year, down from 7.2% at the start of this period, matching its lowest level in nearly six years.

As inflation remained under control and the country’s economic growth appeared solid enough to be self-sustaining, the U.S. Federal Reserve initiated its long-anticipated plan to taper its quantitative easing (QE) economic stimulus program, which had been implemented to lower long-term interest rates. Accordingly, the Fed began reducing its monthly purchases of Treasury and mortgage debt by $10 billion a month. Despite the gradual end of QE, the Fed made clear that the economy was still sufficiently vulnerable and that it would maintain its short-term target interest rate at close to zero, where the rate has been since late 2008.

Municipal bond market conditions

When the Funds’ fiscal year began, the municipal bond market was a few months into a protracted downturn. One factor behind the drop in tax-exempt bond prices was a rise in interest rates, which lasted several months in the spring of 2014, due in part to uncertainty about the direction of the Fed’s monetary policy.

The other major challenge for municipal bond prices was the fallout from major credit problems affecting two large municipal borrowers. The first came from the city of Detroit, which filed for Chapter 9 bankruptcy protection in July 2013. The second was the worsening of fiscal conditions in Puerto Rico, whose debt is exempt from income taxes in all 50 states and is therefore widely held by U.S. mutual funds.

The deteriorating Puerto Rico situation led to significant investment outflows from Puerto Rico bonds as many investors were concerned about a further downgrade of the commonwealth’s credit quality, making the bonds even harder to sell. Puerto Rico’s credit rating was ultimately downgraded to below-investment-grade status in February by Standard & Poor’s, with Moody’s Investors Service (Moody’s) following suit in July. As a result, Puerto Rican debt experienced considerable price declines during the fiscal year, one of the few segments of the municipal bond market to do so.

The fear of rising rates, combined with these two credit situations, triggered record outflows from the municipal bond market between the start of the fiscal year and the end of 2013. With the turmoil in the market causing a drop in municipal bond prices, nontraditional buyers of municipal debt such as hedge funds and other institutional investors saw what we considered to be a large and anomalous discrepancy between the prices of taxable and tax-exempt debt, encouraging them to slowly move back into the municipal bond market. At the beginning of the fiscal year, for example, 30-year municipal bond yields were 120% of those of comparable U.S. Treasury debt — a highly unusual situation given the tax advantages of municipal bonds (source: Thomson).

By the beginning of 2014, more individual investors began to return to the tax-exempt

Portfolio management review

Delaware Investments® state tax-free funds

market amid more favorable conditions. Along with renewed concerns about the strength of the U.S. and global economic recovery, interest rates fell, which proved positive for bond prices. At the same time, the technical backdrop shifted to favor municipal debt, with increased demand for these securities coupled with relatively limited supply of newly issued tax-exempt debt. In this environment, municipal bonds significantly outpaced Treasury securities, bringing the ratio of their yields to a more historically normal 98% at period end (source: Bloomberg).

Especially in 2014, municipal securities with longer maturities and lower credit ratings outperformed shorter-dated, higher-rated bonds. It appeared that as investors became more optimistic about the municipal bond market, they grew more comfortable assuming higher levels of interest rate and credit risk. The yield curve notably flattened as a result, with yields on long-term bonds declining to a much greater extent than those on shorter-dated issues, indicating that investors were willing to accept an increasing amount of interest rate risk in exchange for the potential of steadily declining yields.

Bonds with lower credit ratings outperformed their higher-grade counterparts during the fiscal year. As an example, bonds rated AAA by Standard & Poor’s gained 7.75% for the 12-month reporting period, compared with 9.72%, 11.43%, and 12.36% for the AA, A, and BBB credit-quality tiers, respectively. Below-investment-grade bonds did somewhat worse than BBB securities, however, partly reflecting the weak results from Puerto Rican debt. (Source: Thomson Reuters.)

Economic backdrop in the states

Arizona’s diverse economy is still slowly recovering from the global financial crisis. Its rise in population overly exposed the real estate market and construction industry. July 2014 nonfarm employment of 2.6 million was up 2.4% from a year earlier. While the economy has improved, the state’s unemployment rate remains elevated at 7% as of July 2014, well above the national rate of 6.2%. Arizona’s personal income per capita is below the national level. Fiscal 2014 General Fund revenues totaled $9.3 billion, a 2.1% increase over 2013 but 1.2% below budget estimates. The governor signed the 2015 $9.2 billion budget into law in April 2014, a 4.5% increase from fiscal 2014. The budget secures $100 million in new spending and 438 new positions to help protect Arizona’s abused and neglected children over the past year. It also allocates funding to K-12 and higher education, healthcare and human services, and infrastructure. It keeps intact the framework for a structurally balanced budget by fiscal 2016, keeps sound ending balances through fiscal 2017, and protects the Rainy Day Fund. (Data: bls.gov, Moody’s, Arizona Joint Legislative Budget Committee.)

California enjoys a large, diverse, and wealthy economy that mirrors that of the nation. The gross state product is $1.8 trillion, 13% of U.S. GDP. July 2014 nonfarm employment of 15.5 million was up 2.1% from a year earlier. The state’s unemployment rate improved from 8.7% in July 2013 to 7.4% in July 2014, but remains well above the national rate. Per capita economic measures remain strong, with GDP and personal income at 112% and 107% of the nation, respectively.

State revenues for fiscal 2014 came in 2.1% above budget and 1.5% above the prior year. The governor signed a $108 billion 2015 General Fund budget into law on June 20, 2014. This represents a 7.2% increase from fiscal 2014 and includes additional funding for
K-12, increasing per-student aid and providing funding for the implementation of the local control funding formula to provide additional assistance to those in need. It also assumes an increase in MediCal enrollment due to the expansion under the Affordable Care Act.

The state’s budget places $1.6 billion into the state’s Rainy Day Fund, the first since 2007. The budget further provides for reduction of previous debts by $10 billion and continues to project a structurally balanced budget in future years. Through the first two months of fiscal 2015, General Fund revenues were 1.1% below estimates but 3.0% above the prior year. (Data: bls.gov, California State Controller Monthly Reports, Moody’s.)

Colorado’s economy is diverse, with below-average employment concentration in manufacturing and a variety of service-sector strengths. July 2014 nonfarm employment of 2.5 million was up 2.7% from a year earlier. Colorado’s unemployment rate in July 2014 was at 5.3%, well below the national rate.

Colorado is a wealthy state, with per-capita income equal to 110% of the U.S. average. Preliminary revenues for fiscal 2014 show 3.5% growth over fiscal 2013 and a 1.1% increase over the March forecast. General Fund revenue is expected to grow 7.5% in fiscal 2015.

The governor signed a $9 billion 2015 General Fund budget into law in April 2014. This represents a 12.5% increase over fiscal 2014. The budget increases funding for K-12 and higher education, provides additional funding for disaster recovery, reforms the parole systems, promotes economic development, and increases General Fund reserves. (Data: bls.gov, Colorado Office of State Planning and Budgeting, Moody’s, colorado.gov.)

Idaho’s economy has expanded and diversified in recent years, benefiting from population growth. However, an above-average dependence on the natural resource sector remains despite diversification. July 2014 nonfarm employment of 647,700 was up 1.1% from a year earlier. The unemployment rate in July 2014 was low at 4.8% — below the national rate and the state’s unemployment rate from last July of 6.6%. Idaho’s fiscal 2014 revenues came in 0.3% above budget and 2.4% above the prior fiscal year.

The state passed its $2.9 billion 2015 General Fund’s Budget on time. This represented a 5.6% increase over fiscal 2014. The budget improved public education and workforce development and reformed the criminal justice system while promoting job creation and protecting the state’s natural resources. (Data: bls.gov, Idaho Division of Management, State Controller’s website.)

New York has a mature, broad-based, wealthy economy that attracts a highly educated and global workforce. July 2014 nonfarm employment of 9.0 million was up 1.3% from a year earlier. The unemployment rate in July 2014 was 6.6%, slightly above the national rate. The state ended fiscal 2014 with a General Fund balance of $2.235 billion, $526 million higher than initially anticipated. This represents the highest closing balance since fiscal 2008. The state deposited $175 million into the Rainy Day Reserve Fund at the end of the fiscal year, its first deposit since 2008.

The governor passed the $140 billion fiscal 2015 total state budget on time. State revenues through the first quarter of fiscal 2015 were 7.7% higher than budget but 3.3% below the prior fiscal year due to lower personal income taxes. (Data: bls.gov, New York Division of Budget, Moody’s, Office of the New York State Comptroller.)

Pennsylvania has a diverse, broad, and relatively stable economy, with wealth levels slightly above the national average (103%), supported by its large health and higher-education sectors. July 2014 nonfarm employment of 5.8 million was up 0.9% from a year earlier. The manufacturing sector, 10% of total employment, showed no growth while education and health services have been stable. The monthly unemployment rate in July 2014 was 5.7%, below the national rate.

Pennsylvania’s General Fund tax collections totaled $28.6 billion in fiscal 2014, 1.7% below estimates and 0.1% below fiscal 2013. Personal and sales taxes came in 2.5% and 1.1%, respectively, below budget but corporate tax revenues came in 1.7% above estimates.

Portfolio management review

Delaware Investments® state tax-free funds

Pennsylvania Governor Tom Corbett signed the budget for fiscal 2015 on July 10, 2014, which was 10 days after the fiscal year began. The $29 billion budget increased spending by approximately 1.6%. The governor was disappointed that the budget did not include pension reform and he may call a special session to address the issue. (Data: bls.gov, Moody’s, Pennsylvania Revenue Department, Pennsylvania Office of the Budget.)

Sticking to our strategy

We maintained a consistent management strategy for all of the Funds profiled in this report. We employ a bottom-up approach to investing: We evaluate securities one by one, working with our analysts to conduct thorough credit research and ultimately selecting securities we believe offer a favorable risk-reward trade-off, as well as income generation potential for the Funds’ shareholders.

Based on our confidence in our research process, we continued to emphasize bonds with credit ratings of A and BBB, the lowest two credit ratings in the investment grade bond universe. In our view, these securities offer favorable value potential as we continue to use our experience and research capabilities to make what we believe are sound long-term credit choices.

The Funds entered the period with a modest amount of cash, albeit a slightly higher allocation than usual. This cash allowed us to buy bonds we found attractive, especially in the first few months of the fiscal year, when bond prices were relatively low and yields were high.

At the start of the fiscal year, the Funds had modest exposure to credit-challenged Puerto Rico bonds as a result of our previous defensive measures. On our concerns about the region’s credit quality and the volatility in the prices of its debt, we gradually liquidated almost all of the Funds’ holdings in Puerto Rico–backed securities.

One exception was a position in Puerto Rico bonds for Auxilio Mutuo Hospital rated A- by

Standard & Poor’s and nonrated by Moody’s. We believed this hospital bond issue had the potential to hold up better than many other Puerto Rico bonds. We held these securities in the Delaware Tax-Free Arizona, Colorado, and Idaho Funds’ portfolios. Because these states featured limited in-state supply, it increased our rationale for owning tax-exempt Puerto Rico bonds to maintain sufficient diversification in an attempt to achieve our desired structural characteristics for the portfolios.

At the end of the fiscal year, the Funds were positioned neutrally from a duration perspective, meaning that their levels of sensitivity to changes in interest rates were in line with that of their benchmark. In our view, this duration stance was prudent given that, despite continued low interest rates, many investors have been anticipating higher rates for several years now.

Within the Funds

As mentioned previously, longer-dated, lower-rated securities tended to outperform shorter-maturity, higher-quality issues during the Funds’ fiscal year, and these trends were generally upheld when reviewing the strongest- and weakest-performing holdings in each portfolio.

• In Delaware Tax-Free Arizona Fund, the strongest-performing securities in absolute terms were Salt Verde Financial Corporation prepaid natural gas revenue bonds, which were rated A-by Standard & Poor’s and Baa2 by Moody’s and will mature in 2037. These securities generated a total return of 31% for the fiscal year. Other strong performers were education facilities bonds for the Choice Academies charter schools in Phoenix, rated BB+ by Standard & Poor’s and maturing in 2042. These bonds gained 28% during the fiscal year. During this favorable time for municipal bond investing, no individual holding within the Fund lost value overall, but several holdings gained only slightly. Many of these bonds were advance refunded during the period — meaning they had very short maturities and very high credit ratings, which limited their appreciation potential. These included Puerto Rico Public Buildings Authority revenue bonds (despite their nominal connection to Puerto Rico, advance refunded bonds were not subject to the same concerns about credit) and City of Phoenix Civic Improvement Corporation transportation issues, which had gains of 0.22% and 0.23%, respectively.

— In Delaware Tax-Free California Fund, the strongest-performing bonds in the portfolio were California Municipal Finance Authority charter school revenue bonds issued for the American Heritage Education Foundation Project. These bonds rated BB-, which mature in 2036, generated a total return of 29% for the Fund during the fiscal year. Riverside County toll road bonds also added significant value, with these issues rated BBB-with a 2044 maturity date gaining 24%. As with Delaware Tax-Free Arizona Fund, none of the holdings in the portfolio declined in value during the fiscal year, although various pre-refunded bonds in the portfolio produced only incremental gains, most notably California Statewide Communities Development Authority revenue bonds issued on behalf of the Viewpoint School, which returned 0.18%.

— Strong-performing securities in Delaware Tax-Free Colorado Fund during the fiscal year included Public Authority for Colorado Energy natural gas revenue bonds, rated A-/Baa2 and maturing in 2038; these bonds generated a 33% return for the Fund during the fiscal year. Another meaningful outperformer was Colorado Health Facilities Authority hospital revenue bonds for Craig Hospital, as these healthcare bonds rated A-added 28% during the same period. Not surprisingly, given their short maturity dates and high degree of credit quality, pre-refunded bond issues such as Garfield Pitkin & Eagle County Colorado School District and Aspen sales tax revenue for Parks and Open Spaces produced the smallest total returns of the fiscal year of 0.21% and 0.80%, respectively.

— In Delaware Tax-Free Idaho Fund, strong-performing credits for the fiscal year included higher education bonds issued by Boise State University, rated A+/Aa3 and maturing in 2037 — these bonds produced a total return of 23%. Other meaningful outperformers included hospital bonds for St. Luke’s Health System (rated A/A2 and maturing in 2047), which returned 22%. Notable underperformers in the Fund were Idaho Housing and Finance Association bonds for the North Star Charter School Project. These below-investment-grade bonds, maturing in 2039, underwent a debt restructuring during the fiscal year and experienced a significant price decline, producing a total return of -17%. At period end, we continued to hold the securities because under the new debt structure, we believe the school should be able to meet its financial obligations.

— Strong individual performers in Delaware Tax-Free New York Fund were New York tobacco securitization bonds with a 2042 maturity date and a B- credit rating. Tobacco bonds generally outperformed during the fiscal year, and these particular bonds were no exception, producing a 26% total return. Also contributing to the Fund’s outperformance were Onondaga Civic Development Corporation bonds for the St. Joseph’s Hospital Health Center Project, BB+/ Ba1-rated bonds with a 2042 maturity date and a total return of 26%. The Fund’s weaker performers were high-quality, short-maturity holdings, including student housing bonds for the University of Rochester, which declined about 1% during the fiscal year, and pre-refunded New York City bonds.

— In Delaware Tax-Free Pennsylvania Fund, Chester County Industrial Development Authority student housing bonds performed particularly well for the Fund, with these Baa3-rated securities maturing in 2045 and generating a 32% return during the fiscal year. Lehigh County General

Portfolio management review

Delaware Investments® state tax-free funds

Purpose Authority revenue nonrated bonds for the Bible Fellowship Church Homes project (maturing in 2042) also returned 32%. In contrast, the Fund’s short-maturity, higher-rated holdings failed to keep pace with the benchmark, and pre-refunded holdings such as Delaware County Authority healthcare bonds for Mercy Health Corporation provided only modest gains. The Fund’s holdings in Philadelphia Gas Works revenue bonds had a lower-investment-grade credit rating of BBB+/Baa2, which was helpful, but that advantage was offset by the securities’ very short maturity date of 2015. Overall, they produced a return of 2% during the fiscal year.

Performance summaries
Delaware Tax-Free Arizona Fund	August 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2014

	1 year	5 years	10 years	Lifetime
Class A (Est. April 1, 1991)
Excluding sales charge	+11.56%	+4.94%	+4.27%	n/a
Including sales charge	+6.58%	+3.98%	+3.79%	n/a
Class B (Est. March 10, 1995)
Excluding sales charge	+11.56%	+4.38%	+3.65%	n/a
Including sales charge	+7.56%	+4.13%	+3.65%	n/a
Class C (Est. May 26, 1994)
Excluding sales charge	+10.72%	+4.15%	+3.50%	n/a
Including sales charge	+9.71%	+4.15%	+3.50%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	n/a	n/a	n/a	+9.39%
Including sales charge	n/a	n/a	n/a	+9.39%
Barclays Municipal Bond Index	+10.14%	+5.39%	+4.77%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

All remaining Class B shares were converted to Class A shares on Sept. 25, 2014. Prior to Sept. 25, 2014, Class B shares were available for purchase only through dividend reinvestment and certain permitted exchanges as was described in the prospectus. Class B shares had a contingent deferred sales charge that declined from 4.00% to zero depending on the period of time the shares were held. They were also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee was contractually limited to 0.25% of average daily net assets from Sept. 1, 2013 through Aug. 31, 2014.* Please see Note 11 in “Notes to financial statements” for more information. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Performance summaries

Delaware Tax-Free Arizona Fund

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

* The contractual waiver period is from March 1, 2013, through Dec. 29, 2014.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2013, through Aug. 31, 2014.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B†	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.94%	1.69%	1.69%	0.69%
Net expenses (including fee waivers, if any)	0.84%	0.84%	1.59%	0.59%
Type of waiver	Contractual	Contractual	Contractual	Contractual

** The contractual waiver period is from Dec. 28, 2012, through Dec. 29, 2014.

†See Note 11 in “Notes to financial statements.”

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2004, through Aug. 31, 2014

For period beginning Aug. 31, 2004, through Aug. 31, 2014	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,935
Delaware Tax-Free Arizona Fund — Class A shares	$9,550	$14,503

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2004, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 11.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2004. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class B	DVABX	928928639
Class C	DVACX	928916501
Institutional Class	DAZIX	928916873

Performance summaries
Delaware Tax-Free California Fund	August 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2014

	1 year	5 years	10 years	Lifetime
Class A (Est. March 2, 1995)
Excluding sales charge	+12.79%	+6.84%	+5.03%	n/a
Including sales charge	+7.75%	+5.86%	+4.55%	n/a
Class B (Est. Aug. 23, 1995)
Excluding sales charge	+12.85%	+6.27%	+4.40%	n/a
Including sales charge	+8.85%	+6.03%	+4.40%	n/a
Class C (Est. April 9, 1996)
Excluding sales charge	+12.04%	+6.04%	+4.25%	n/a
Including sales charge	+11.04%	+6.04%	+4.25%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	n/a	n/a	n/a	+10.10%
Including sales charge	n/a	n/a	n/a	+10.10%
Barclays Municipal Bond Index	+10.14%	+5.39%	+4.77%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 13. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

All remaining Class B shares were converted to Class A shares on Sept. 25, 2014. Prior to Sept. 25, 2014, Class B shares were available for purchase only through dividend reinvestment and certain permitted exchanges as was described in the prospectus. Class B shares had a contingent deferred sales charge that declined from 4.00% to zero depending on the period of time the shares were held. They were also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee was contractually limited to 0.25% of average daily net assets from Sept 1, 2013 through Aug. 31, 2014.* Please see Note 11 in “Notes to financial statements” for more information. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

* The contractual waiver period is from March 1, 2013, through Dec. 29, 2014.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.57% of the Fund’s average daily net assets during the period from Sept. 1, 2013, through Aug. 31, 2014.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B†	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.99%	1.74%	1.74%	0.74%
Net expenses (including fee waivers, if any)	0.82%	0.82%	1.57%	0.57%
Type of waiver	Contractual	Contractual	Contractual	Contractual

**The contractual waiver period is from Dec. 28, 2012, through Dec. 29, 2014.

† See Note 11 in “Notes to financial statements.”

Performance summaries

Delaware Tax-Free California Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2004, through Aug. 31, 2014

For period beginning Aug. 31, 2004, through Aug. 31, 2014	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,935
Delaware Tax-Free California Fund — Class A shares	$9,550	$15,611

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2004, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 13. Please note additional details on pages 12 through 14.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2004. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class B	DVTFX	928928811
Class C	DVFTX	928928795
Institutional Class	DCTIX	928928167

Performance summaries
Delaware Tax-Free Colorado Fund	August 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2014

	1 year	5 years	10 years	Lifetime
Class A (Est. April 23, 1987)
Excluding sales charge	+11.94%	+5.35%	+4.43%	n/a
Including sales charge	+6.95%	+4.38%	+3.95%	n/a
Class B (Est. March 22, 1995)
Excluding sales charge	+11.93%	+4.79%	+3.81%	n/a
Including sales charge	+7.93%	+4.54%	+3.81%	n/a
Class C (Est. May 6, 1994)
Excluding sales charge	+11.09%	+4.56%	+3.66%	n/a
Including sales charge	+10.09%	+4.56%	+3.66%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	n/a	n/a	n/a	+9.89%
Including sales charge	n/a	n/a	n/a	+9.89%
Barclays Municipal Bond Index	+10.14%	+5.39%	+4.77%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 16. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

All remaining Class B shares were converted to Class A shares on Sept. 25, 2014. Prior to Sept. 25, 2014, Class B shares were available for purchase only through dividend reinvestment and certain permitted exchanges as was described in the prospectus. Class B shares had a contingent deferred sales charge that declined from 4.00% to zero depending on the period of time the shares were held. They were also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee was contractually limited to 0.25% of average daily net assets from Sept. 1, 2013 through Aug. 31, 2014.* Please see Note 11 in “Notes to financial statements” for more information. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Performance summaries

Delaware Tax-Free Colorado Fund

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

* The contractual waiver period is from March 1, 2013, through Dec. 29, 2014.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2013, through Aug. 31, 2014.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B†	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.96%	1.71%	1.71%	0.71%
Net expenses (including fee waivers, if any)	0.84%	0.84%	1.59%	0.59%
Type of waiver	Contractual	Contractual	Contractual	Contractual

**The contractual waiver period is from Dec. 28, 2012, through Dec. 29, 2014.

† See Note 11 in “Notes to financial statements.”

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2004, through Aug. 31, 2014

For period beginning Aug. 31, 2004, through Aug. 31, 2014	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,935
Delaware Tax-Free Colorado Fund — Class A shares	$9,550	$14,736

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2004, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 16. Please note additional details on pages 15 through 17.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2004. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class B	DVBTX	928928787
Class C	DVCTX	92907R101
Institutional Class	DCOIX	92907R200

Performance summaries
Delaware Tax-Free Idaho Fund	August 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2014

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+8.71%	+3.78%	+3.88%	n/a
Including sales charge	+3.80%	+2.83%	+3.41%	n/a
Class B (Est. March 16, 1995)
Excluding sales charge	+8.64%	+3.15%	+3.26%	n/a
Including sales charge	+4.64%	+2.88%	+3.26%	n/a
Class C (Est. Jan. 11, 1995)
Excluding sales charge	+7.91%	+3.01%	+3.10%	n/a
Including sales charge	+6.91%	+3.01%	+3.10%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	n/a	n/a	n/a	+7.31%
Including sales charge	n/a	n/a	n/a	+7.31%
Barclays Municipal Bond Index	+10.14%	+5.39%	+4.77%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 19. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

All remaining Class B shares were converted to Class A shares on Sept. 25, 2014. Prior to Sept. 25, 2014, Class B shares were available for purchase only through dividend reinvestment and certain permitted exchanges as was described in the prospectus. Class B shares had a contingent deferred sales charge that declined from 4.00% to zero depending on the period of time the shares were held. They were also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee was contractually limited to 0.25% of average daily net assets from Oct. 1, 2013 through Aug. 31, 2014.* Please see Note 11 in “Notes to financial statements” for more information. Prior to Oct. 1, 2013, there was no waiver. Ten-year performance figures for Class

B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

* The contractual waiver period is from Oct. 1, 2013, through Dec. 29, 2014.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.63% of the Fund’s average daily net assets during the period from Sept. 1, 2013, through Aug. 31, 2014.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

				Institutional
Fund expense ratios	Class A	Class B†	Class C	Class
Total annual operating expenses (without fee waivers)	0.97%	1.72%	1.72%	0.72%
Net expenses (including fee waivers, if any)	0.88%	0.88%	1.63%	0.63%
Type of waiver	Contractual	Contractual	Contractual	Contractual

**The contractual waiver period is from Dec. 28, 2012, through Dec. 29, 2014.

†See Note 11 in “Notes to financial statements.”

Performance summaries

Delaware Tax-Free Idaho Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2004, through Aug. 31, 2014

For period beginning Aug. 31, 2004, through Aug. 31, 2014	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,935
Delaware Tax-Free Idaho Fund — Class A shares	$9,550	$13,979

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2004, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 19. Please note additional details on pages 18 through 20.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2004. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class B	DVTIX	928928746
Class C	DVICX	928928803
Institutional Class	DTIDX	928928159

Performance summaries
Delaware Tax-Free New York Fund	August 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2014
	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+12.06%	+5.65%	+4.91%	n/a
Including sales charge	+7.00%	+4.68%	+4.43%	n/a
Class B (Est. Nov. 14, 1994)
Excluding sales charge	+12.08%	+5.11%	+4.29%	n/a
Including sales charge	+8.08%	+4.87%	+4.29%	n/a
Class C (Est. April 26, 1995)
Excluding sales charge	+11.35%	+4.88%	+4.14%	n/a
Including sales charge	+10.35%	+4.88%	+4.14%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	n/a	n/a	n/a	+9.69%
Including sales charge	n/a	n/a	n/a	+9.69%
Barclays Municipal Bond Index	+10.14%	+5.39%	+4.77%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 22. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

All remaining Class B shares were converted to Class A shares on Sept. 25, 2014. Prior to Sept. 25, 2014, Class B shares were available for purchase only through dividend reinvestment and certain permitted exchanges as was described in the prospectus. Class B shares had a contingent deferred sales charge that declined from 4.00% to zero depending on the period of time the shares were held. They were also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee was contractually limited to 0.25% of average daily net assets from Sept. 1, 2013, through Aug. 31, 2014.* Please see Note 11 in “Notes to financial statements” for more information. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Performance summaries

Delaware Tax-Free New York Fund

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

* The contractual waiver period is from March 1, 2013, through Dec. 29, 2014.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.55% of the Fund’s average daily net assets during the period from Sept. 1, 2013, through Aug. 31, 2014.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

				Institutional
Fund expense ratios	Class A	Class B†	Class C	Class
Total annual operating expenses (without fee waivers)	1.03%	1.78%	1.78%	0.78%
Net expenses	0.80%	0.80%	1.55%	0.55%
(including fee waivers, if any) Type of waiver	Contractual	Contractual	Contractual	Contractual

**The contractual waiver period is from Dec. 28, 2012, through Dec. 29, 2014.

† See Note 11 in “Notes to financial statements.”

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2004, through Aug. 31, 2014

For period beginning Aug. 31, 2004, through Aug. 31, 2014	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,935
Delaware Tax-Free New York Fund — Class A shares	$9,550	$15,431

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2004, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 21 through 23.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2004. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class B	DVTNX	928928266
Class C	DVFNX	928928258
Institutional Class	DTNIX	928928142

Performance summaries

Delaware Tax-Free Pennsylvania Fund	August 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2014
	1 year	5 years	10 years	Lifetime
Class A (Est. March 23, 1977)
Excluding sales charge	+11.58%	+5.52%	+4.59%	n/a
Including sales charge	+6.52%	+4.55%	+4.11%	n/a
Class B (Est. May 2, 1994)
Excluding sales charge	+11.57%	+4.91%	+3.95%	n/a
Including sales charge	+7.57%	+4.66%	+3.95%	n/a
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+10.74%	+4.72%	+3.79%	n/a
Including sales charge	+9.74%	+4.72%	+3.79%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	n/a	n/a	n/a	+9.44%
Including sales charge	n/a	n/a	n/a	+9.44%
Barclays Municipal Bond Index	+10.14%	+5.39%	+4.77%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 26. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s

Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.30% of average daily net assets. This fee was contractually limited to 0.25% of average daily net assets from

June 28, 2012 through Oct. 1, 2013. Prior to Oct. 1, 2013, the Fund’s Class A shares were subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.30% (which had been limited to 0.25%) of average daily net assets representing shares acquired on or after June 1, 1992.

All remaining Class B shares were converted to Class A shares on Sept. 25, 2014. Prior to Sept. 25, 2014, Class B shares were available for purchase only through dividend reinvestment and certain permitted exchanges as was described in the prospectus. Class B shares had a contingent deferred sales charge that declined from 4.00% to zero depending on the period of time the shares were held. They were also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee was contractually limited to 0.25% of average daily net assets from Sept. 1, 2013 through Aug. 31, 2014.* Please see Note 11 in “Notes to financial statements” for more information. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

* The contractual waiver period is July 1, 2013, through Dec. 29, 2014.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Performance summaries

Delaware Tax-Free Pennsylvania Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.64% of the Fund’s average daily net assets during the period from Sept. 1, 2013, through Aug. 31, 2014.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B†	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.96%	1.71%	1.71%	0.71%
Net expenses (including fee waivers, if any)	0.89%	0.89%	1.64%	0.64%
Type of waiver	Contractual	Contractual	Contractual	Contractual

**The contractual waiver period is from June 28, 2012, through Dec. 29, 2014.

† See Note 11 in “Notes to financial statements.”

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2004, through Aug. 31, 2014

For period beginning Aug. 31, 2004, through Aug. 31, 2014	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,935
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$14,964

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2004, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 26. Please note additional details on pages 24 through

27.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2004. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class B	DPTBX	233216209
Class C	DPTCX	233216308
Institutional Class	DTPIX	24609H701

Disclosure of Fund expenses

For the six-month period from March 1, 2014 to August 31, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2014 to Aug. 31, 2014.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware Tax-Free Arizona Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Annualized Expense Ratio	Expenses Paid During Period 3/1/14 to 8/31/14*
Actual Fund return†
Class A	$1,000.00	$1,054.90	0.84%	$4.35
Class B**	1,000.00	1,054.90	0.84%	4.35
Class C	1,000.00	1,050.80	1.59%	8.22
Institutional Class	1,000.00	1,056.40	0.59%	3.06
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class B**	1,000.00	1,020.97	0.84%	4.28
Class C	1,000.00	1,017.19	1.59%	8.08
Institutional Class	1,000.00	1,022.23	0.59%	3.01

Delaware Tax-Free California Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Annualized Expense Ratio	Expenses Paid During Period 3/1/14 to 8/31/14*
Actual Fund return†
Class A	$1,000.00	$1,057.00	0.82%	$4.25
Class B**	1,000.00	1,057.70	0.82%	4.25
Class C	1,000.00	1,053.80	1.57%	8.13
Institutional Class	1,000.00	1,058.58	0.57%	3.89
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.07	0.82%	$4.18
Class B**	1,000.00	1,021.07	0.82%	4.18
Class C	1,000.00	1,017.29	1.57%	7.98
Institutional Class	1,000.00	1,022.33	0.57%	2.91

Disclosure of Fund expenses

For the six-month period from March 1, 2014 to August 31, 2014 (Unaudited)

Delaware Tax-Free Colorado Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Annualized Expense Ratio	Expenses Paid During Period 3/1/14 to 8/31/14*
Actual Fund return†
Class A	$1,000.00	$1,055.60	0.84%	$4.35
Class B**	1,000.00	1,055.50	0.84%	4.35
Class C	1,000.00	1,051.60	1.59%	8.22
Institutional Class	1,000.00	1,056.90	0.59%	3.06
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class B**	1,000.00	1,020.97	0.84%	4.28
Class C	1,000.00	1,017.19	1.59%	8.08
Institutional Class	1,000.00	1,022.23	0.59%	3.01

Delaware Tax-Free Idaho Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Annualized Expense Ratio	Expenses Paid During Period 3/1/14 to 8/31/14*
Actual Fund return†
Class A	$1,000.00	$1,040.20	0.88%	$4.53
Class B**	1,000.00	1,039.30	0.88%	4.52
Class C	1,000.00	1,035.40	1.63%	8.36
Institutional Class	1,000.00	1,042.30	0.63%	3.24
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.77	0.88%	$4.48
Class B**	1,000.00	1,020.77	0.88%	4.48
Class C	1,000.00	1,016.99	1.63%	8.29
Institutional Class	1,000.00	1,022.03	0.63%	3.21

Delaware Tax-Free New York Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Annualized Expense Ratio	Expenses Paid During Period 3/1/14 to 8/31/14*
Actual Fund return†
Class A	$1,000.00	$1,056.40	0.80%	$4.15
Class B**	1,000.00	1,056.60	0.80%	4.15
Class C	1,000.00	1,053.50	1.55%	8.02
Institutional Class	1,000.00	1,057.20	0.55%	2.85
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.17	0.80%	$4.08
Class B**	1,000.00	1,021.17	0.80%	4.08
Class C	1,000.00	1,017.39	1.55%	7.88
Institutional Class	1,000.00	1,022.43	0.55%	2.80

Delaware Tax-Free Pennsylvania Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Annualized Expense Ratio	Expenses Paid During Period 3/1/14 to 8/31/14*
Actual Fund return†
Class A	$1,000.00	$1,051.90	0.88%	$4.55
Class B**	1,000.00	1,053.20	0.89%	4.61
Class C	1,000.00	1,047.90	1.64%	8.47
Institutional Class	1,000.00	1,054.50	0.64%	3.31
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.77	0.88%	$4.48
Class B**	1,000.00	1,020.72	0.89%	4.53
Class C	1,000.00	1,016.94	1.64%	8.34
Institutional Class	1,000.00	1,021.98	0.64%	3.26

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	See Note 11 in “Notes to financial statements.”

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocations
Delaware Tax-Free Arizona Fund	As of August 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	95.69%
Corporate Revenue Bonds	8.37%
Education Revenue Bonds	21.10%
Electric Revenue Bonds	5.82%
Healthcare Revenue Bonds	21.39%
Lease Revenue Bonds	11.82%
Local General Obligation Bonds	3.03%
Resource Recovery Revenue Bond	1.18%
Special Tax Revenue Bonds	12.80%
Transportation Revenue Bonds	5.80%
Water & Sewer Revenue Bonds	4.38%
Short-Term Investments	0.83%
Total Value of Securities	96.52%
Receivables and Other Assets Net of Liabilities	3.48%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Arizona Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Arizona	93.05%
Guam	1.53%
Puerto Rico	1.94%
Total	96.52%

Security type / sector allocations
Delaware Tax-Free California Fund	As of August 31, 2014	(Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.60%
Corporate Revenue Bonds	2.98%
Education Revenue Bonds	13.09%
Electric Revenue Bonds	6.60%
Healthcare Revenue Bonds	16.03%
Housing Revenue Bonds	4.36%
Lease Revenue Bonds	10.12%
Local General Obligation Bonds	7.31%
Pre-Refunded Bonds	3.49%
Resource Recovery Revenue Bond	1.17%
Special Tax Revenue Bonds	13.27%
State General Obligation Bonds	7.91%
Transportation Revenue Bonds	6.82%
Water & Sewer Revenue Bonds	4.45%
Short-Term Investments	1.23%
Total Value of Securities	98.83%
Receivables and Other Assets Net of Liabilities	1.17%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free California Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
California	98.46%
U.S. Virgin Islands	0.37%
Total	98.83%

Security type / sector allocations
Delaware Tax-Free Colorado Fund	As of August 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.88%
Corporate Revenue Bond	1.72%
Education Revenue Bonds	7.85%
Electric Revenue Bonds	4.87%
Healthcare Revenue Bonds	33.87%
Housing Revenue Bonds	1.11%
Lease Revenue Bonds	3.33%
Local General Obligation Bonds	10.84%
Pre-Refunded Bonds	9.89%
Special Tax Revenue Bonds	11.83%
State General Obligation Bond	0.57%
Transportation Revenue Bonds	10.81%
Water & Sewer Revenue Bonds	1.19%
Short-Term Investments	1.10%
Total Value of Securities	98.98%
Receivables and Other Assets Net of Liabilities	1.02%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Colorado Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Colorado	95.69%
Guam	1.59%
Puerto Rico	1.13%
U.S. Virgin Islands	0.57%
Total	98.98%

Security type / sector allocations

Delaware Tax-Free Idaho Fund	As of August 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.20%
Corporate Revenue Bonds	5.09%
Education Revenue Bonds	11.22%
Electric Revenue Bond	1.01%
Healthcare Revenue Bonds	9.96%
Housing Revenue Bonds	2.45%
Lease Revenue Bonds	7.90%
Local General Obligation Bonds	31.44%
Pre-Refunded Bonds	2.31%
Special Tax Revenue Bonds	14.49%
Transportation Revenue Bonds	10.33%
Water & Sewer Revenue Bond	1.00%
Short-Term Investments	1.44%
Total Value of Securities	98.64%
Receivables and Other Assets Net of Liabilities	1.36%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Idaho Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	2.54%
Idaho	92.17%
Puerto Rico	2.11%
U.S. Virgin Islands	1.82%
Total	98.64%

Security type / sector allocations

Delaware Tax-Free New York Fund	As of August 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.79%
Corporate Revenue Bonds	7.06%
Education Revenue Bonds	22.04%
Electric Revenue Bond	1.72%
Healthcare Revenue Bonds	19.90%
Housing Revenue Bonds	0.50%
Lease Revenue Bonds	9.10%
Local General Obligation Bonds	7.29%
Pre-Refunded Bonds	1.50%
Special Tax Revenue Bonds	17.34%
State General Obligation Bonds	0.96%
Transportation Revenue Bonds	8.08%
Water & Sewer Revenue Bonds	2.30%
Short-Term Investment	0.43%
Total Value of Securities	98.22%
Receivables and Other Assets Net of Liabilities	1.78%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free New York Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	0.36%
New York	97.00%
Puerto Rico	0.71%
U.S. Virgin Islands	0.15%
Total	98.22%

Security type / sector allocations

Delaware Tax-Free Pennsylvania Fund	As of August 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds	98.20%
Corporate Revenue Bonds	4.96%
Education Revenue Bonds	24.58%
Electric Revenue Bonds	1.23%
Healthcare Revenue Bonds	25.44%
Housing Revenue Bonds	1.79%
Lease Revenue Bonds	5.67%
Local General Obligation Bonds	7.14%
Pre-Refunded/Escrowed to Maturity Bonds	8.96%
Resource Recovery Revenue Bond	0.66%
Special Tax Revenue Bonds	3.52%
State General Obligation Bonds	4.00%
Transportation Revenue Bonds	8.24%
Water & Sewer Revenue Bonds	2.01%
Short-Term Investment	0.93%
Total Value of Securities	99.13%
Receivables and Other Assets Net of Liabilities	0.87%
Total Net Assets	100.00%

Schedules of investments

Delaware Tax-Free Arizona Fund	August 31, 2014

	Principal amount°	Value (U.S. $)

Municipal Bonds – 95.69%

Corporate Revenue Bonds – 8.37%
Maricopa County Pollution Control
(Public Service - Palo Verde Project) Series B 5.20% 6/1/43 —	1,500,000	$1,681,515
Navajo County Pollution Control Revenue
(Arizona Public Services-Cholla) Series D 5.75% 6/1/34 —	1,500,000	1,629,615
Pima County Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power)
5.75% 9/1/29	750,000	758,745
Series A 5.25% 10/1/40	2,000,000	2,160,760
Salt Verde Financial Senior Gas Revenue
5.00% 12/1/37	1,000,000	1,142,180

		7,372,815

Education Revenue Bonds – 21.10%
Arizona Health Facilities Authority Healthcare Education Revenue
(Kirksville College) 5.125% 1/1/30	1,500,000	1,615,050
Arizona State University
Series C 5.50% 7/1/25	330,000	388,469
Arizona State University Energy Management Revenue
(Arizona State University Tempe Campus II Project)
4.50% 7/1/24	1,000,000	1,079,930
Glendale Industrial Development Authority Revenue
(Midwestern University)
5.00% 5/15/31	645,000	703,708
5.125% 5/15/40	1,305,000	1,396,063
Northern Arizona University
5.00% 6/1/36	475,000	517,361
5.00% 6/1/41	1,240,000	1,345,921
Phoenix Industrial Development Authority
(Choice Academies Project) 5.625% 9/1/42	1,250,000	1,286,075
(Eagle College Preparatory Project) Series A 5.00% 7/1/43	1,000,000	894,920
(Great Hearts Academic Project)
6.30% 7/1/42	500,000	524,995
6.40% 7/1/47	500,000	525,805
(Legacy Traditional Schools Project) Series A 144A
6.75% 7/1/44 #	500,000	561,305
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,130,060
Pima County Industrial Development Authority Education Revenue
(Edkey Charter School Project) 6.00% 7/1/48	1,000,000	925,400

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Pima County Industrial Development Authority Education Revenue
(Tucson Country Day School Project) 5.00% 6/1/37	1,500,000	$1,401,345
Tucson Industrial Development Authority Lease Revenue
(University of Arizona-Marshall Foundation) Series A 5.00% 7/15/27 (AMBAC)	980,000	980,902
University of Arizona Board of Rights
Series A 5.00% 6/1/25	1,000,000	1,179,860
Series A 5.00% 6/1/38	1,000,000	1,126,280

		18,583,449

Electric Revenue Bonds – 5.82%
Mesa Utilities System Revenue
5.00% 7/1/18 (NATL-RE)	1,500,000	1,734,915
Pinal County Electric District No. 3
5.25% 7/1/41	2,000,000	2,222,060
Salt River Project Agricultural Improvement & Power District Electric System Revenue
Series A 5.00% 12/1/30	1,000,000	1,165,270

Healthcare Revenue Bonds – 21.39%		5,122,245

Arizona Health Facilities Authority Hospital System Revenue
(Banner Health) Series A 5.00% 1/1/43	1,500,000	1,627,770
(Phoenix Children’s Hospital) Series A 5.00% 2/1/34	995,000	1,079,595
Glendale Industrial Development Authority Hospital Revenue
(John C. Lincoln Health) 5.00% 12/1/42	2,205,000	2,251,283
Maricopa County Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West)
Series A 5.50% 7/1/26	1,000,000	1,004,050
Series A 6.00% 7/1/39	2,500,000	2,826,325
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	1,615,000	1,705,052
Scottsdale Industrial Development Authority Hospital Revenue
(Scottsdale Healthcare) Series A 5.25% 9/1/30	1,250,000	1,251,425
Tempe Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/42	1,200,000	1,278,960
University of Arizona Medical Center Hospital Revenue
6.50% 7/1/39	2,500,000	2,925,025

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Yavapai County Industrial Development Authority Hospital Facility
(Yavapai Regional Medical Center) Series A 5.25% 8/1/33	2,000,000	$2,216,060
Yuma Industrial Development Authority Hospital Revenue
(Yuma Regional Medical Center)
Series A 5.00% 8/1/32	295,000	329,456
Series A 5.25% 8/1/32	300,000	341,790

		18,836,791

Lease Revenue Bonds – 11.82%
Arizona Game & Fish Department & Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,000,000	1,027,430
Arizona State Certificates of Participation Department Administration
Series A 5.25% 10/1/25 (AGM)	1,500,000	1,698,045
Arizona State Sports & Tourism Authority
(Multipurpose Stadium Facility) Senior Series A 5.00% 7/1/36	1,000,000	1,076,080
Maricopa County Industrial Development Authority Correctional Contract Revenue
(Phoenix West Prison) Series B 5.375% 7/1/22 (ACA)	1,000,000	1,005,040
Pima County Industrial Development Authority Lease Revenue
(Metro Police Facility-Nevada Project)
Series A 5.25% 7/1/31	1,500,000	1,603,095
Series A 5.375% 7/1/39	1,500,000	1,599,015
Series A 6.00% 7/1/41	1,000,000	1,097,510
Pinal County Certificates of Participation
5.00% 12/1/29	1,300,000	1,307,592

		10,413,807

Local General Obligation Bonds – 3.03%
Coconino & Yavapai Counties Joint Unified School District No. 9
(Sedona Oak Creek Project of 2007) Series B 5.375% 7/1/28	1,350,000	1,564,205
Gila County Unified School District No. 10
(Payson School Improvement Project of 2006) Series A 5.25% 7/1/27 (AMBAC) —	1,000,000	1,102,090

		2,666,295

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Resource Recovery Revenue Bond – 1.18%
Phoenix Industrial Development Authority Solid Waste Disposal Facilities Revenue
(Vieste SPE LLC) Series A 5.50% 4/1/43 (AMT)	1,000,000	$1,039,120

		1,039,120

Special Tax Revenue Bonds – 12.80%
Arizona Department of Transportation State Highway Fund Revenue
Series A 5.00% 7/1/29	1,115,000	1,259,593
Subordinated Series A 5.00% 7/1/38	750,000	847,627
Arizona Transportation Board
(Maricopa County Regional Area Road) 5.00% 7/1/25	1,000,000	1,157,100
Flagstaff Aspen Place Sawmill Improvement District Revenue
5.00% 1/1/32	710,000	710,852
Gilbert Public Facilities Municipal Property Revenue
5.00% 7/1/25	1,250,000	1,392,175
Glendale Municipal Property Excise Tax Revenue
(Senior Lien) Series B 5.00% 7/1/33	570,000	630,693
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	584,529
Series A 5.25% 1/1/36	705,000	764,960
Marana Tangerine Farm Road Improvement District Revenue
4.60% 1/1/26	713,000	726,911
Mesa Excise Tax Revenue
5.00% 7/1/32	1,000,000	1,125,730
Phoenix Civic Improvement Excise Tax Revenue
(Solid Waste Improvements) Series A 5.00% 7/1/19 (NATL-RE)	1,000,000	1,074,470
Queen Creek Improvement District No. 1
5.00% 1/1/32	1,000,000	1,003,080

		11,277,720

Transportation Revenue Bonds – 5.80%
Arizona Department of Transportation State Highway Fund Revenue
Series B 5.00% 7/1/32	1,000,000	1,118,570
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33	1,250,000	1,386,775
(Senior Lien) 5.00% 7/1/32 (AMT)	1,750,000	1,968,540
Regional Public Transportation Authority
(Maricopa County Public Transportation) 5.25% 7/1/24	500,000	632,980

		5,106,865

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds – 4.38%
Phoenix Civic Improvement Wastewater Systems Revenue
(Junior Lien)
4.00% 7/1/17	2,500,000	$2,741,500
5.00% 7/1/19 (NATL-RE)	1,000,000	1,116,780

		3,858,280

Total Municipal Bonds (cost $79,044,542)		84,277,387

Short-Term Investments – 0.83%

Variable Rate Demand Notes – 0.83%¤
Arizona State University Series A 0.03% 7/1/34 (LOC - JPMorgan Chase Bank)	500,000	500,000
Phoenix Industrial Development Authority (Southwest Human Development Project)
0.15% 4/1/28 (LOC – Wells Fargo Bank)	230,000	230,000

Total Short-Term Investments (cost $730,000)		730,000

Total Value of Securities – 96.52% (cost $79,774,542)		$85,007,387

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2014, the aggregate value of Rule 144A securities was $561,305 which represents 0.64% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2014.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

•	Variable rate security. The rate shown is the rate as of Aug. 31, 2014. Interest rates reset periodically.

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

LOC – Letter of Credit

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free California Fund	August 31, 2014

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.60%

Corporate Revenue Bonds – 2.98%
Chula Vista Industrial Development Revenue
(San Diego Gas & Electric) Series D 5.875% 1/1/34	1,000,000	$1,176,670
Golden State Tobacco Securitization Settlement Revenue
(Asset-Backed Senior Notes) Series A-1 5.75% 6/1/47	2,035,000	1,671,813

		2,848,483

Education Revenue Bonds – 13.09%
California Educational Facilities Authority Revenue
(Woodbury University) 5.00% 1/1/36	1,000,000	1,000,270
California Municipal Finance Authority Educational Revenue
(American Heritage Education Foundation Project) Series A 5.25% 6/1/36	1,000,000	969,650
(Southwestern Law School) 6.50% 11/1/41	1,140,000	1,368,410
(Touro College & University System) Series A 5.25% 1/1/40	1,000,000	1,099,130
California School Finance Authority
(KIPP Louisiana Projects) Series A 5.125% 7/1/44	1,000,000	1,033,950
(Partnerships to Uplift Communities Valley Project)
Series A 6.75% 8/1/44	1,000,000	1,114,650
California State Educational Facilities Authority
(University of Southern California) Series A 5.00% 10/1/23	1,000,000	1,259,060
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	800,000	925,968
California Statewide Communities Development Authority Revenue
(Aspire Public Schools Project) 6.00% 7/1/40	1,000,000	1,026,880
(California Baptist University) Series A 6.125% 11/1/33	750,000	834,743
(University of California East Irvine Campus Apartments) 5.375% 5/15/38	1,000,000	1,083,530
Mt. San Antonio Community College District Convertible
Capital Appreciation Election 2008
5.875% 8/1/28 Ω	1,000,000	795,450

		12,511,691

Electric Revenue Bonds – 6.60%
Anaheim Public Financing Authority Electric System District Facilities
Series A 5.00% 10/1/25	800,000	928,032
California State Department of Water Resources
Series L 5.00% 5/1/17	1,000,000	1,121,050
Imperial Irrigation District Electric System Revenue
Series A 5.25% 11/1/24	500,000	583,095

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
Imperial Irrigation District Electric System Revenue
Series B 5.00% 11/1/36	250,000	$275,233
Series C 5.25% 11/1/31	1,175,000	1,330,323
Southern California Public Power Authority Revenue
(Transmission Project) Series A 5.00% 7/1/22	1,000,000	1,159,250
Turlock Irrigation District Revenue
Series A 5.00% 1/1/30	830,000	909,796

		6,306,779

Healthcare Revenue Bonds – 16.03%
Abag Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	850,000	960,339
(Sharp Health Care)
6.25% 8/1/39	1,000,000	1,168,850
Series A 5.00% 8/1/26	300,000	343,968
Series A 5.00% 8/1/27	300,000	340,506
Series A 5.00% 8/1/28	250,000	281,980
California Health Facilities Financing Authority Revenue
(Catholic Health Care West)
Series A 6.00% 7/1/39	855,000	970,305
Series E 5.625% 7/1/25	1,000,000	1,154,380
Series G 5.25% 7/1/23	1,000,000	1,003,880
(Children’s Hospital Los Angeles) Series A 5.00% 11/15/34	1,000,000	1,063,580
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,166,340
(Sutter Health Care) Series D 5.25% 8/15/31	1,000,000	1,145,460
California Statewide Communities Development Authority Revenue
(BE Group) 7.25% 11/15/41	500,000	579,790
(Covenant Retirement Communities) 5.625% 12/1/36	1,000,000	1,078,820
(Episcopal Communities & Services)
5.00% 5/15/27	500,000	545,555
5.00% 5/15/32	600,000	645,624
(Kaiser Permanente) Series A 5.00% 4/1/19	1,000,000	1,174,550
City of La Verne
(Brethren Hillcrest Homes) 5.00% 5/15/36	750,000	781,470
San Buenaventura Community Memorial Health Systems
7.50% 12/1/41	785,000	919,471

		15,324,868

Housing Revenue Bonds – 4.36%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects) Series A 6.40% 8/15/45	975,000	1,086,247

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Housing Revenue Bonds (continued)
California Statewide Communities Development Multifamily Housing Authority Revenue
(Silver Ridge Apartments) Series H 5.80% 8/1/33 (FNMA) (AMT) —	1,000,000	$1,002,660
Independent Cities Finance Authority
Series A 5.25% 5/15/44	1,000,000	1,079,240
Santa Clara County Multifamily Housing Authority Revenue
(Rivertown Apartments Project) Series A 5.85% 8/1/31 (AMT)	1,000,000	1,000,710

		4,168,857

Lease Revenue Bonds – 10.12%
Abag Finance Authority for Nonprofit Corporations
(Jackson Laboratory) 5.00% 7/1/37	1,000,000	1,075,380
California State Public Works Board Lease Revenue
(California State Prisons Los Angeles) Series C 5.00% 10/1/26	1,000,000	1,188,980
(General Services Buildings 8 & 9) Series A 6.25% 4/1/34	1,000,000	1,186,660
Elsinore Valley Municipal Water District
Series A 5.00% 7/1/24 (BHAC)	1,000,000	1,139,680
Golden State Tobacco Securitization Settlement Revenue
(Enhanced Asset-Backed) Series A 5.00% 6/1/29	1,000,000	1,130,340
San Diego Public Facilities Financing Authority Lease Revenue
(Master Project) Series A 5.25% 3/1/40	1,000,000	1,083,620
San Jose Financing Authority
(Civic Center Project) Series A 5.00% 6/1/33	1,000,000	1,136,860
San Mateo Joint Powers Financing Authority Lease Revenue
(Capital Projects) Series A 5.25% 7/15/26	1,000,000	1,157,150
Ventura County Public Financing Authority Revenue
Series A 5.00% 11/1/33	500,000	572,175

		9,670,845

Local General Obligation Bonds – 7.31%
Anaheim School District Capital Appreciation Election 2002
4.58% 8/1/25 (NATL-RE) ^	1,000,000	663,540
Bonita Unified School District Election 2008
Series B 5.25% 8/1/28	800,000	939,632
Central Unified School District Election 2008
Series A 5.625% 8/1/33 (ASSURED GTY)	1,000,000	1,145,120
City of Los Angeles
Series B 5.00% 9/1/16	1,000,000	1,095,560

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Grossmont Union High School District Election 2004
5.00% 8/1/33	1,000,000	$1,092,320
Pittsburg Unified School District Financing Authority Revenue
(Pittsburg Unified School District Building Program)
5.50% 9/1/46 (AGM)	800,000	910,000
Santa Barbara Community College District Election 2008
Series A 5.25% 8/1/33	1,000,000	1,143,920

		6,990,092

Pre-Refunded Bonds – 3.49%
California State Public Works Board Lease Revenue
(Regents University) Series G 5.00% 12/1/25-21 §	1,380,000	1,695,910
California Statewide Communities Development Authority Revenue
(Viewpoint School Project) 5.75% 10/1/33-14 (ACA) §	750,000	753,757
Grossmont Union High School District Election 2004
5.00% 8/1/23-15 (NATL-RE) §	500,000	522,515
Lancaster Redevelopment Agency
(Combined Redevelopment Project Areas) 6.875% 8/1/39-19 §	285,000	364,008

		3,336,190

Resource Recovery Revenue Bond – 1.17%
South Bayside Waste Management Authority Revenue
(Shoreway Environmental Center) Series A 6.00% 9/1/36	1,000,000	1,120,460

		1,120,460

Special Tax Revenue Bonds – 13.27%
California State Economic Recovery
Series A 5.00% 7/1/19	1,000,000	1,191,340
California Statewide Communities Development Authority Revenue
(Inland Regional Center Project) 5.375% 12/1/37	1,350,000	1,410,453
Commerce Joint Powers Financing Authority Revenue
(Redevelopment Project) Series A 5.00% 8/1/28 (RADIAN)	940,000	940,902
Fremont Community Facilities District No. 1
(Special Tax Pacific Commons) 5.375% 9/1/36	1,000,000	1,013,550
Glendale Redevelopment Agency Tax Allocation Revenue
(Central Glendale Redevelopment Project) 5.50% 12/1/24	1,000,000	1,060,670
Lancaster Redevelopment Agency
(Combined Redevelopment Project Areas) 6.875% 8/1/39	215,000	250,660

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Poway Redevelopment Agency Tax Allocation Revenue
5.75% 6/15/33 (NATL-RE)	270,000	$270,532
Rancho Santa Fe Community Services District Financing Authority Revenue Superior Lien
Series A 5.75% 9/1/30	800,000	910,704
Riverside County Redevelopment Agency Tax Allocation Housing
Series A 6.00% 10/1/39	1,000,000	1,113,090
Roseville Westpark Special Tax Public Community Facilities District No. 1
5.25% 9/1/37	500,000	506,875
San Bernardino County Special Tax Community Facilities District No. 2002-1
5.90% 9/1/33	2,000,000	2,016,000
San Diego Redevelopment Agency Tax Allocation Revenue
(Naval Training Center) Series A 5.75% 9/1/40	1,000,000	1,091,210
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note) Series A 5.00% 10/1/29	325,000	355,898
Yucaipa Special Tax Community Facilities District No. 98-1
(Chapman Heights) 5.375% 9/1/30	500,000	553,110

		12,684,994

State General Obligation Bonds – 7.91%
California State
5.00% 2/1/17	1,000,000	1,109,220
5.25% 11/1/40	1,000,000	1,151,100
Various Purposes
5.25% 3/1/30	1,000,000	1,155,370
5.25% 4/1/35	1,000,000	1,153,870
5.50% 4/1/18	1,000,000	1,170,220
6.00% 3/1/33	1,000,000	1,213,070
6.00% 4/1/38	515,000	613,483

		7,566,333

Transportation Revenue Bonds – 6.82%
Bay Area Toll Authority Bridge Revenue
(San Francisco Bay Area)
Series F-1 5.25% 4/1/23	1,000,000	1,187,270
Series F-1 5.25% 4/1/27	800,000	940,392
Los Angeles Department of Airports Subordinate
(Los Angeles International Airport) Series B 5.00% 5/15/33	1,000,000	1,132,190

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Riverside County Transportation Commission Senior Lien
Series A 5.75% 6/1/44	500,000	$570,210
San Diego Redevelopment Agency
(Centre City Redevelopment Project) Series A 6.40% 9/1/25	1,000,000	1,002,450
San Francisco Municipal Transportation Agency Revenue
Series B 5.00% 3/1/37	1,500,000	1,684,740

		6,517,252

Water & Sewer Revenue Bonds – 4.45%
California State Department of Water Resources Systems Revenue
(Central Valley Project) Series AG 5.00% 12/1/28	815,000	961,399
San Diego Public Facilities Financing Authority Water Revenue
Subordinate Series A 5.00% 8/1/29	1,000,000	1,171,200
San Francisco City & County Public Utilities Commission Water Revenue
Series B 5.00% 11/1/26	800,000	938,800
(Water & Sewer Improvement) Subordinate Series A
5.00% 11/1/32	1,015,000	1,181,359

		4,252,758

Total Municipal Bonds (cost $86,008,105)		93,299,602

	Number of shares

Short-Term Investments – 1.23%

Money Market Instrument – 0.71%
California Municipal Cash Trust	673,166	673,166

		673,166

	Principal amount°
Variable Rate Demand Note – 0.52%¤
California Statewide Communities Development Authority
Revenue (John Muir Health)
0.01% 8/15/36 (LOC - Wells Fargo Bank N.A.)	500,000	$500,000

		500,000

Total Short-Term Investments (cost $1,173,166)		1,173,166

Total Value of Securities – 98.83% (cost $87,181,271)		$94,472,768

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2014.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

—	Variable rate security. The rate shown is the rate as of Aug. 31, 2014. Interest rates reset periodically.

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

BHAC – Insured by Berkshire Hathaway Assurance Company

FNMA – Federal National Mortgage Association Collateral

LOC – Letter of Credit

NATL-RE – Insured by National Public Finance Guarantee Corporation

RADIAN – Insured by Radian Asset Assurance

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Tax-Free Colorado Fund	August 31, 2014

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.88%

Corporate Revenue Bond – 1.72%
Public Authority Energy Natural Gas Revenue
Series 2008 6.50% 11/15/38	2,500,000	$3,415,425

		3,415,425

Education Revenue Bonds – 7.85%
Colorado Educational & Cultural Facilities Authority Revenue
(Academy Charter School Project)
5.50% 5/1/36 (SGI)	2,280,000	2,288,048
7.45% 8/1/48	1,000,000	1,161,000
(Charter School Project) 5.00% 7/15/37	1,150,000	1,217,839
(Johnson & Wales University) Series A 5.25% 4/1/37	1,790,000	2,007,181
(Liberty Common Charter School Project) Series A
5.00% 1/15/39	1,000,000	1,056,270
(Littleton Preparatory Charter School Project)
5.00% 12/1/33	450,000	450,567
5.00% 12/1/42	540,000	520,187
(Pinnacle Charter School Project) 5.00% 6/1/26	700,000	793,338
(Skyview Charter School)
144A 5.375% 7/1/44 #	860,000	888,475
144A 5.50% 7/1/49 #	870,000	898,214
(Woodrow Wilson Charter School Project)
5.25% 12/1/34 (SGI)	1,960,000	1,997,671
University of Colorado
Series A 5.00% 6/1/33	2,000,000	2,313,420

		15,592,210

Electric Revenue Bonds – 4.87%
Colorado Springs Utilities System Improvement Revenue
Series C 5.50% 11/15/48	3,250,000	3,700,255
Platte River Power Authority Revenue
Series HH 5.00% 6/1/27	2,795,000	3,243,458
Series HH 5.00% 6/1/29	2,355,000	2,732,153

		9,675,866

Healthcare Revenue Bonds – 33.87%
Aurora Hospital Revenue
(Children’s Hospital Association Project) Series D
5.00% 12/1/23 (AGM)	2,775,000	3,113,383
Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt) 5.125% 11/15/24 —	1,375,000	1,505,130
(American Baptist) 8.00% 8/1/43	1,000,000	1,174,610
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	1,540,000	1,622,991
Series A 5.00% 2/1/41	2,250,000	2,423,767

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives)
Series A 5.25% 2/1/33	1,000,000	$1,102,870
Series A 5.25% 1/1/45	3,000,000	3,321,810
Series C-1 5.10% 10/1/41 (AGM)	2,000,000	2,102,800
Series D 6.25% 10/1/33	2,000,000	2,309,740
(Christian Living Community Project)
5.25% 1/1/37	1,500,000	1,521,780
6.375% 1/1/41	1,000,000	1,076,210
Series A 5.75% 1/1/37	1,500,000	1,530,225
(Covenant Retirement Communities) Series A
5.00% 12/1/33	4,000,000	4,218,200
(Craig Hospital Project) 5.00% 12/1/32	3,500,000	3,902,640
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	2,037,880
5.00% 12/1/42	2,500,000	2,648,025
5.625% 6/1/43	1,150,000	1,283,216
Series A 5.25% 6/1/34	2,750,000	2,760,395
(Mental Health Center Denver Project) Series A
5.75% 2/1/44	2,000,000	2,229,220
(National Jewish Health Project) 5.00% 1/1/27	300,000	319,686
(Parkview Medical Center) 5.00% 9/1/25	1,000,000	1,042,860
(SCL Health Systems) Series A 5.00% 1/1/44	3,050,000	3,387,239
(Sisters of Charity of Leavenworth Health System)
Series A 5.00% 1/1/40	1,000,000	1,087,400
Series B 5.25% 1/1/25	2,500,000	2,886,800
(Total Long-Term Care)
Series A 6.00% 11/15/30	2,365,000	2,603,581
Series A 6.25% 11/15/40	750,000	822,975
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	1,073,300
Denver Health & Hospital Authority Health Care Revenue
(Recovery Zone Facilities) 5.625% 12/1/40	2,500,000	2,724,150
Series A 4.75% 12/1/36	1,500,000	1,521,030
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	2,120,000	2,238,211
University of Colorado Hospital Authority Revenue
Series A 5.00% 11/15/37	2,690,000	2,783,289
Series A 6.00% 11/15/29	2,460,000	2,918,446

		67,293,859

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Housing Revenue Bonds – 1.11%
Colorado Housing & Finance Authority
(Single Family Mortgage - Class 1) Series A
5.50% 11/1/29 (FHA) (VA) (HUD)	885,000	$917,479
(Single Family Program Class 1)
Series AA 4.50% 5/1/23 (FHLMC)	580,000	637,339
Series AA 4.50% 11/1/23 (FHLMC)	600,000	657,192

		2,212,010

Lease Revenue Bonds – 3.33%
Aurora Certificates of Participation
Series A 5.00% 12/1/30	2,370,000	2,686,845
Colorado Building Excellent Schools Today Certificates of Participation
Series G 5.00% 3/15/32	2,000,000	2,248,180
Regional Transportation District Certificates of Participation
Series A 5.00% 6/1/33	1,500,000	1,683,375

		6,618,400

Local General Obligation Bonds – 10.84%
Adams 12 Five Star Schools
5.00% 12/15/25	1,000,000	1,252,210
Central Colorado Water Conservancy District
(Limited Tax) 5.00% 12/1/33	1,000,000	1,135,010
Commerce City Northern Infrastructure General Improvement District
5.00% 12/1/32 (AGM)	2,125,000	2,383,273
Denver City & County
(Better Denver & Zoo) Series A 5.00% 8/1/25	3,215,000	3,725,992
Denver International Business Center Metropolitan District No. 1
5.00% 12/1/30	350,000	374,475
Douglas County School District No. 1
(Douglas & Elbert Counties) 5.00% 12/15/22	1,175,000	1,422,091
Gunnison Watershed School District No. 1J Series 2009
5.25% 12/1/33	1,400,000	1,586,256
Jefferson County School District No. R-1
5.25% 12/15/24	2,500,000	3,185,050
North Range Metropolitan
District No. 1 4.50% 12/15/31 (ACA) @	1,500,000	1,447,260
District No. 2 5.50% 12/15/37 @	1,200,000	1,214,004
Rangely Hospital District
6.00% 11/1/26	2,250,000	2,588,265

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Weld County School District No. 4
5.00% 12/1/19 (AGM)	1,085,000	$1,222,730

		21,536,616

Pre-Refunded Bonds – 9.89%
Adams & Arapahoe Counties Joint School District No. 28J
(Aurora) 6.00% 12/1/28-18 §	2,500,000	3,035,150
Aspen Sales Tax Revenue
(Parks & Open Spaces) Series B
5.25% 11/1/23-15 (AGM) §	2,040,000	2,161,829
Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt) 5.125% 11/15/24-16 §	75,000	82,921
Denver City & County
(Justice System Facilities & Zoo) 5.00% 8/1/19-15 §	1,020,000	1,065,829
(Justice System Facilities) 5.00% 8/1/21-16 §	1,500,000	1,635,420
Douglas County School District No. 1
(Douglas & Elbert Counties) Series B 5.00% 12/15/24-16 §	2,355,000	2,603,358
Garfield County School District No. 2
5.00% 12/1/25-16 (AGM) §	2,280,000	2,516,687
Garfield Pitkin & Eagle County School District No. 1
(Roaring Fork) Series A 5.00% 12/15/27-14 (AGM) §	1,500,000	1,521,705
Grand County School District No. 2
(East Grand) 5.25% 12/1/25-17 (AGM) §	2,485,000	2,857,079
University of Colorado Enterprise System Revenue
Series A 5.00% 6/1/30-16 (AMBAC) §	2,000,000	2,161,620

		19,641,598

Special Tax Revenue Bonds – 11.83%
Baptist Road Rural Transportation Authority Sales & Use Tax Revenue
5.00% 12/1/26 @	1,575,000	1,447,252
Commerce City
5.00% 8/1/44 (AGM)	1,500,000	1,679,850
Denver Convention Center Hotel Authority Revenue
5.00% 12/1/35 (SGI)	3,665,000	3,734,598
Denver International Business Center Metropolitan District No. 1
5.375% 12/1/35	1,750,000	1,870,400
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	1,250,000	1,340,663
Series A 5.25% 1/1/36	1,675,000	1,817,459

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Park Meadows Business Improvement District Shared Sales Tax Revenue
5.30% 12/1/27	950,000	$1,007,000
5.35% 12/1/31	720,000	757,483
Plaza Metropolitan District No. 1
5.00% 12/1/40	1,265,000	1,297,182
Regional Transportation District Certificates of Participation
Series A 5.375% 6/1/31	1,540,000	1,712,157
Regional Transportation District Sales Revenue
(Denver Transit Partners)
6.00% 1/15/34	1,450,000	1,629,133
6.00% 1/15/41	2,400,000	2,683,032
Regional Transportation District Sales Tax Revenue
(FasTracks Project)
Series A 5.00% 11/1/26	500,000	595,655
Series A 5.25% 11/1/18	1,000,000	1,177,920
Tallyns Reach Metropolitan District No. 3
(Limited Tax Convertible) 5.125% 11/1/38	740,000	754,548

		23,504,332

State General Obligation Bond – 0.57%
Virgin Islands Public Finance Authority
(Matching Fund Senior Lien) 5.00% 10/1/29 (AGM)	1,000,000	1,137,040

		1,137,040

Transportation Revenue Bonds – 10.81%
Colorado High Performance Transportation Enterprise Revenue
(Senior U.S. 36 & I-25 Managed Lanes)
5.75% 1/1/44 (AMT)	2,140,000	2,219,394
Denver City & County Airport System Revenue
Series A 5.00% 11/15/25 (NATL-RE)	2,000,000	2,181,500
Series A 5.25% 11/15/36	2,500,000	2,832,950
Series B 5.00% 11/15/30	1,000,000	1,153,600
Series B 5.00% 11/15/32	1,000,000	1,144,950
Series B 5.00% 11/15/37	8,000,000	8,955,600
E-470 Public Highway Authority
Series C 5.25% 9/1/25	690,000	763,154
Series C 5.375% 9/1/26	2,000,000	2,219,820

		21,470,968

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds – 1.19%
Colorado Water Resources & Power Development Authority
Series A 5.00% 3/1/17	920,000	$1,025,220
Eagle River Water & Sanitation District Enterprise Revenue
5.00% 12/1/29 (ASSURED GTY)	250,000	287,300
Pueblo Board Waterworks Revenue
5.00% 11/1/21 (AGM)	1,000,000	1,055,700

		2,368,220

Total Municipal Bonds (cost $179,244,168)		194,466,544

	Number of shares

Short-Term Investments – 1.10%

Money Market Mutual Fund – 0.60%
Dreyfus Cash Management Fund	1,180,402	1,180,402

		1,180,402

	Principal amount°
Variable Rate Demand Note – 0.50%¤
Colorado Educational & Cultural Facilities Authority Revenue (National Jewish Federation Bond Program)
0.02% 12/1/35 (LOC-TD Bank N.A.)	1,000,000	1,000,000

		1,000,000

Total Short-Term Investments (cost $2,180,402)		2,180,402

Total Value of Securities – 98.98% (cost $181,424,570)		$196,646,946

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2014, the aggregate value of Rule 144A securities was $1,786,689 which represents 0.90% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

@	Illiquid security. At Aug. 31, 2014, the aggregate value of illiquid securities was $4,108,516, which represents 2.07% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2014.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

—	Variable rate security. The rate shown is the rate as of Aug. 31, 2014. Interest rates reset periodically.

Schedules of investments

Delaware Tax-Free Colorado Fund

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

FHA – Federal Housing Administration

FHLMC – Federal Home Loan Mortgage Corporation collateral

HUD – Housing and Urban Development Section 8

LOC – Letter of Credit

NATL-RE – Insured by National Public Finance Guarantee Corporation

SGI – Insured by Syncora Guarantee Inc.

VA – Veterans Administration collateral

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Idaho Fund	August 31, 2014

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.20%

Corporate Revenue Bonds – 5.09%
Nez Perce County Pollution Control Revenue
(Potlatch Project) 6.00% 10/1/24	3,750,000	$3,753,038
Power County Industrial Development Revenue
(FMC project) 6.45% 8/1/32 (AMT)	2,000,000	2,003,540

		5,756,578

Education Revenue Bonds – 11.22%
Boise State University Revenue
(General Project)
Series A 4.00% 4/1/37	1,250,000	1,285,850
Series A 4.25% 4/1/32 (NATL-RE)	750,000	771,375
Series A 5.00% 4/1/26	965,000	1,122,874
Series A 5.00% 4/1/39	1,000,000	1,070,710
Series A 5.00% 4/1/42	1,350,000	1,498,621
Idaho Housing & Finance Association Nonprofit Facilities
(North Star Charter School Capital Appreciation Bond)
Series B 5.00% 7/1/49 ^	2,888,155	147,152
(North Star Charter School) Series A 6.75% 7/1/48	529,151	466,007
University of Idaho
Series 2011 5.25% 4/1/41 •	1,910,000	2,243,753
Series A 5.00% 4/1/21 (AMBAC)	1,150,000	1,182,108
Series B 4.50% 4/1/41 (AGM) •	1,100,000	1,216,105
Series B 5.00% 4/1/28	1,000,000	1,121,580
Series B 5.00% 4/1/32	500,000	555,300

		12,681,435

Electric Revenue Bond – 1.01%
Boise-Kuna Irrigation District Revenue
(Arrowrock Hydroelectric Project) 6.30% 6/1/31	1,000,000	1,141,580

		1,141,580

Healthcare Revenue Bonds – 9.96%
Idaho Health Facilities Authority Revenue
(St. Luke’s Health System Project)
Series A 5.00% 3/1/47	1,500,000	1,620,360
Series A 6.50% 11/1/23	250,000	289,247
Series A 6.75% 11/1/37	1,250,000	1,411,525
(St. Luke’s Regional Medical Center Project) 5.00% 7/1/35 (AGM)	2,500,000	2,674,550
(Trinity Health Center Group)
Series B 6.125% 12/1/28	1,210,000	1,414,974
Series D 4.50% 12/1/37	1,385,000	1,473,751

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	2,245,000	$2,370,181

		11,254,588

Housing Revenue Bonds – 2.45%
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A Class II 4.375% 7/1/32	995,000	1,052,163
Series B Class I 5.00% 7/1/37 (AMT)	435,000	436,148
Series C Class II 4.95% 7/1/31	995,000	1,051,267
Series I-1 Class I 5.45% 1/1/39 (AMT)	225,000	228,119

		2,767,697

Lease Revenue Bonds – 7.90%
Idaho Housing & Finance Association Revenue
(TDF Facilities Project-Recovery Zone)
Series A 6.50% 2/1/26	1,370,000	1,606,229
Series A 7.00% 2/1/36	1,500,000	1,740,615
Idaho State Building Authority Revenue
5.00% 9/1/30	1,375,000	1,604,006
5.00% 9/1/40	1,250,000	1,405,450
(Capitol Mall Parking Project)
Series A 4.50% 9/1/25	455,000	526,185
Series A 4.50% 9/1/26	485,000	556,116
Series A 4.50% 9/1/27	505,000	574,857
(Eastern Idaho Technical College Project) Series B
5.00% 9/1/25	740,000	919,850

		8,933,308

Local General Obligation Bonds – 31.44%
Ada & Boise Counties Independent School District Boise City
(School Board Guaranteed) 5.00% 8/1/24 (AGM)	1,500,000	1,666,470
Ada & Canyon Counties Joint School District No. 2 Meridian
4.50% 7/30/22	1,500,000	1,710,270
5.50% 7/30/16	1,305,000	1,432,316
(School Board Guaranteed) 4.75% 2/15/20	1,000,000	1,020,570
Bonneville Joint School District No. 93
(School Board Guaranteed)
Series A 5.00% 9/15/30	1,515,000	1,768,399
Series A 5.00% 9/15/31	870,000	1,012,784
Series C 5.00% 9/15/23	370,000	446,860

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Canyon County School District No. 131 Nampa
(School Board Guaranteed)
Series B 5.00% 8/15/23	1,295,000	$1,577,297
Canyon County School District No. 132 Caldwell
5.00% 7/30/15 (NATL-RE)	2,000,000	2,084,960
Series A 5.00% 9/15/22 (AGM)	1,725,000	1,952,079
Series A 5.00% 9/15/23 (AGM)	1,810,000	2,048,268
Canyon County School District No. 139 Vallivue
(School Board Guaranteed)
5.00% 9/15/33	1,000,000	1,156,960
Series B 5.00% 9/15/24	1,480,000	1,778,264
Idaho Bond Bank Authority Revenue
Series A 5.00% 9/15/28	1,250,000	1,423,487
Series A 5.00% 9/15/31	1,025,000	1,179,273
Series A 5.00% 9/15/33	1,125,000	1,282,815
Series A 5.25% 9/15/26	2,000,000	2,307,340
Series B 5.00% 9/15/30 (NATL-RE)	725,000	778,614
Kootenai County School District No. 271 Coeur D’Alene
(School Board Guaranteed)
Series B 4.00% 9/15/24	540,000	607,597
Series B 4.00% 9/15/25	650,000	724,289
Madison County School District No. 321 Rexburg
(School Board Guaranteed)
Series B 5.00% 8/15/24	1,500,000	1,884,180
Series B 5.00% 8/15/25	1,080,000	1,359,623
Series B 5.00% 8/15/26	710,000	895,374
Twin Falls County School District No. 411 Twin Falls
Series A 4.75% 9/15/37	1,000,000	1,136,380
Twin Falls County School District No. 413 Filer
(School Board Guaranteed) 5.25% 9/15/25	2,000,000	2,303,200

		35,537,669

Pre-Refunded Bonds – 2.31%
Nampa City
Series B 5.00% 8/1/21-15 (NATL-RE) §	2,475,000	2,586,202
Puerto Rico Sales Tax Financing Revenue First Subordinate
Series A 5.50% 8/1/28-19 §	15,000	18,108

		2,604,310

Special Tax Revenue Bonds – 14.49%
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	584,529

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	705,000	$764,960
Series B-1 5.00% 1/1/42	1,425,000	1,517,112
Idaho Bond Bank Authority Revenue
Series D 5.00% 9/15/23	1,030,000	1,255,003
Series D 5.00% 9/15/30	350,000	406,893
Idaho Water Resource Board
(Ground Water Rights Mitigation) Series A 5.00% 9/1/32	3,565,000	3,836,225
Ketchum Urban Renewal Agency
5.50% 10/15/34	1,500,000	1,589,760
Nampa Development Tax Increment Revenue
144A 5.00% 9/1/31 #	1,000,000	1,084,220
5.90% 3/1/30	3,000,000	3,275,310
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note)
5.00% 10/1/29 (AGM)	1,500,000	1,705,560
Series A 5.00% 10/1/29	325,000	355,898

		16,375,470

Transportation Revenue Bonds – 10.33%
Boise Airport Revenue
(Air Terminal Facilities Project)
5.75% 9/1/19 (AGM) (AMT)	1,000,000	1,200,340
5.75% 9/1/20 (AGM) (AMT)	1,000,000	1,214,870
(Parking Facilities Project) 4.00% 9/1/32	2,180,000	2,278,231
Idaho Housing & Finance Association Grant Anticipated Revenue
(Federal Highway Trust)
5.00% 7/15/24 (NATL-RE)	2,000,000	2,145,600
Series A 5.25% 7/15/20 (ASSURED GTY)	2,750,000	3,145,230
Series A 5.25% 7/15/25 (ASSURED GTY)	1,500,000	1,691,355

		11,675,626

Water & Sewer Revenue Bond – 1.00%
Idaho Bond Bank Authority Revenue
Series C 5.375% 9/15/38	1,000,000	1,134,790

		1,134,790

Total Municipal Bonds (cost $103,414,536)		109,863,051

	Number of shares°	Value (U.S. $)

Short-Term Investments – 1.44%

Money Market Mutual Fund – 0.62%
Dreyfus Cash Management Fund	704,891	$704,891

		704,891

	Principal amount°
Variable Rate Demand Note – 0.82%¤
Idaho State University Foundation Income Revenue (L.E. & Thelma Stephens Project)
0.05% 5/1/21 (LOC – Wells Fargo Bank)	920,000	920,000

		920,000

Total Short-Term Investments (cost $1,624,891)		1,624,891

Total Value of Securities – 98.64% (cost $105,039,427)		$111,487,942

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2014, the aggregate value of Rule 144A securities was $1,084,220 which represented 0.96% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2014.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

—	Variable rate security. The rate shown is the rate as of Aug. 31, 2014. Interest rates reset periodically.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

LOC – Letter of Credit

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Tax-Free New York Fund	August 31, 2014

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.79%

Corporate Revenue Bonds – 7.06%
New York City Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport)
7.75% 8/1/31 (AMT) —	250,000	$276,095
New York Liberty Development Revenue
(Second Priority - Bank of America Tower)
Class 2 5.625% 7/15/47	500,000	567,510
Class 3 6.375% 7/15/49	865,000	977,311
Niagara Area Development Revenue
(Covanta Energy Project) Series B 4.00% 11/1/24	1,060,000	1,074,310
Suffolk County Industrial Development Agency Revenue
(Keyspan-Port Jefferson Energy Center)
5.25% 6/1/27 (AMT)	250,000	251,265
Suffolk Tobacco Asset Securitization
Series B 5.25% 6/1/37	700,000	745,556
TSASC Revenue
(Asset-Backed)
Series 1 5.00% 6/1/34	500,000	414,845
Series 1 5.125% 6/1/42	1,050,000	839,475

		5,146,367

Education Revenue Bonds – 22.04%
Albany Industrial Development Agency Civic Facilities Revenue
(Brighter Choice Charter School) Series A
5.00% 4/1/37	250,000	246,328
Buffalo & Erie County Industrial Land Development
(Buffalo State College Foundation Housing)
6.00% 10/1/31	525,000	612,875
(Medaille College Project) 5.25% 4/1/35	500,000	523,680
Build NYC Resource
(Bronx Charter School for Excellence)
5.00% 4/1/33	500,000	515,265
5.50% 4/1/43	500,000	525,965
Dutchess County Local Development
(Marist College Project) Series A 5.00% 7/1/19	760,000	886,205
Madison County Capital Resource Revenue
(Colgate University Project) Series A 5.00% 7/1/28	400,000	463,780
Monroe County Industrial Development Revenue
(Nazareth College Rochester Project)
5.00% 10/1/22	340,000	385,896
5.00% 10/1/23	470,000	535,753
5.25% 10/1/31	500,000	542,890
5.50% 10/1/41	500,000	545,395

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Monroe County Industrial Development Revenue
(St. John Fisher College) Series A 5.50% 6/1/39	300,000	$334,878
New York City Trust for Cultural Resources
(Whitney Museum of American Art) 5.00% 7/1/31	500,000	560,230
New York State Dormitory Authority
(Brooklyn Law School) 5.75% 7/1/33	340,000	378,161
(Cornell University) Series A 5.00% 7/1/34	170,000	193,620
(Fordham University) 5.00% 7/1/44	650,000	730,821
(Manhattan Marymount) 5.00% 7/1/24	350,000	373,895
(Mt. Sinai School of Medicine)
5.00% 7/1/19	500,000	581,505
5.125% 7/1/39	500,000	532,760
(New York University) Series A 5.25% 7/1/34	500,000	575,460
(Rockefeller University) Series A 5.00% 7/1/27	250,000	290,977
(Skidmore College) Series A 5.00% 7/1/21	325,000	382,372
(Teachers College) 5.50% 3/1/39	250,000	279,570
(Touro College and University) Series A 5.50% 1/1/44	1,000,000	1,107,660
(University of Rochester)
Series A 5.125% 7/1/39	250,000	283,573
Series A-2 4.375% 7/1/20	175,000	185,293
Onondaga Civic Development Revenue
(Le Moyne College Project) 5.20% 7/1/29	500,000	537,270
Onondaga County Trust for Cultural Research Revenue
(Syracuse University Project) Series B 5.00% 12/1/19	350,000	417,466
St. Lawrence County Industrial Development Agency Civic Facility Revenue
(St. Lawrence University) Series A 5.00% 10/1/16	500,000	546,310
Suffolk County Industrial Development Agency Civic Facility Revenue
(New York Institute of Technology Project)
5.00% 3/1/26	600,000	607,800
Troy Capital Resource Revenue
(Rensselaer Polytechnic) Series B 5.00% 9/1/18	165,000	189,572
Troy Industrial Development Authority
(Rensselaer Polytechnic) Series E 5.20% 4/1/37	500,000	547,690
Yonkers Economic Development Education Revenue
(Charter School Educational Excellence) Series A
6.25% 10/15/40	600,000	634,266

		16,055,181

Electric Revenue Bond – 1.72%
Long Island Power Authority Electric System Revenue
Series A 5.75% 4/1/39	350,000	399,105

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Electric Revenue Bond (continued)
Long Island Power Authority Electric System Revenue
Series B 5.75% 4/1/33	250,000	$286,505
New York State Power Authority Revenue
Series A 5.00% 11/15/38	500,000	563,870

		1,249,480

Healthcare Revenue Bonds – 19.90%
Albany Industrial Development Agency Civic Facility Revenue
(St. Peter’s Hospital Project) Series A 5.25% 11/15/32	800,000	874,080
Dutchess County Local Development
Series A 5.00% 7/1/34	350,000	386,613
Series A 5.00% 7/1/44	1,000,000	1,086,560
East Rochester Housing Authority Revenue
(Senior Living-Woodland Village Project) 5.50% 8/1/33	500,000	498,810
Monroe County Industrial Development Insured
(Rochester General Hospital)
Series A 5.00% 12/1/27	330,000	369,729
Series A 5.00% 12/1/28	655,000	729,853
(University Hospital of Rochester Project)
5.50% 8/15/40 (FHA)	585,000	687,960
Nassau County Local Economic Assistance
(Catholic Health Services of Long Island)
5.00% 7/1/29	375,000	422,126
5.00% 7/1/33	725,000	800,842
New York City Health & Hospital Revenue
(Health System) Series A 5.00% 2/15/30	500,000	554,675
New York Dormitory Authority Revenue Non-State Supported Debt
(Memorial Sloan-Kettering)
Series 1 5.00% 7/1/23	600,000	718,212
Series 1 5.00% 7/1/35	225,000	238,824
Subordinate Series A2 5.00% 7/1/26	500,000	565,420
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	673,554
(North Shore Long Island Jewish Group)
Series A 5.00% 5/1/41	500,000	541,475
Series A 5.50% 5/1/37	500,000	545,660
(Orange Regional Medical Center)
6.125% 12/1/29	540,000	574,457
6.25% 12/1/37	250,000	263,683

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Onondaga Civic Development
(St. Joseph’s Hospital Health Care Project)
5.125% 7/1/31	500,000	$522,705
Onondaga Civic Development Revenue
(St. Joseph’s Hospital Health Center)
4.50% 7/1/32	365,000	360,569
5.00% 7/1/42	750,000	755,273
Orange County Funding Assisted Living Residence Revenue
6.50% 1/1/46	500,000	482,160
Saratoga County
(Saratoga Hospital Project) Series A 5.00% 12/1/26	500,000	581,770
Suffolk County Economic Development Revenue
(Catholic Health Services) 5.00% 7/1/28	500,000	548,430
(Peconic Landing Southland) 6.00% 12/1/40	650,000	716,359

		14,499,799

Housing Revenue Bonds – 0.50%
New York Mortgage Agency Revenue
44th Series 4.35% 10/1/24 (AMT)	345,000	364,565

		364,565

Lease Revenue Bonds – 9.10%
Erie County Industrial Development Agency School Facility Revenue
(Buffalo City School District) Series A 5.25% 5/1/25	500,000	573,270
Hudson Yards Infrastructure Revenue
Series A 5.75% 2/15/47	1,000,000	1,154,660
New York City Industrial Development Agency
(New York Stock Exchange Project) Series A
5.00% 5/1/18	350,000	399,154
(Senior Trips)
Series A 5.00% 7/1/22 (AMT)	1,085,000	1,211,837
Series A 5.00% 7/1/28 (AMT)	1,500,000	1,623,075
New York Liberty Development
(World Trade Center Project) 5.00% 11/15/31	500,000	559,745
Tobacco Settlement Financing Authority Revenue
(Asset-Backed) Series B 5.00% 6/1/21	500,000	539,245
United Nations Development Revenue
Series A 5.00% 7/1/26	500,000	568,305

		6,629,291

Local General Obligation Bonds – 7.29%
New York City
Fiscal 2014 Subordinate Series D-1 5.00% 8/1/31	1,000,000	1,157,640

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
New York City
Series B 5.00% 8/1/27	500,000	$588,050
Series G 5.00% 8/1/22	500,000	603,555
Subordinate Series A-1 5.00% 10/1/27	500,000	589,515
Subordinate Series C-1 5.00% 10/1/19	500,000	565,310
Subordinate Series I-1 5.375% 4/1/36	500,000	574,230
Un-refunded Balance Series D 5.00% 11/1/34	70,000	70,535
New York Dormitory Authority Revenue Non-State Supported Debt
(School Districts Financing Program)
Series A 5.00% 10/1/23	500,000	593,220
Series A 5.00% 10/1/25 (AGM)	500,000	567,160

		5,309,215

Pre-Refunded Bonds – 1.50%
New York City
Series D 5.00% 11/1/34-14 §	55,000	55,465
New York City Transitional Finance Authority
(Future Tax Secured) Subordinated Series B
5.00% 11/1/18-17 §	335,000	375,461
Puerto Rico Commonwealth Highway & Transportation Authority Revenue
Series Y 5.50% 7/1/36-16 §	475,000	519,935
Triborough Bridge & Tunnel Authority
Series C 5.00% 11/15/24-18 §	120,000	141,074

		1,091,935

Special Tax Revenue Bonds – 17.34%
Brooklyn Arena Local Development
(Barclays Center Project)
6.25% 7/15/40	500,000	566,060
6.375% 7/15/43	500,000	566,795
6.50% 7/15/30	500,000	580,020
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	240,000	260,412
Metropolitan Transportation Authority Revenue
(Dedicated Tax Fund) Series B 5.00% 11/15/34	500,000	566,455
New York City Industrial Development Agency Civic Facility Revenue
(YMCA of Greater New York Project) 5.00% 8/1/36	600,000	611,586
New York City Transitional Finance Authority Revenue
(Building Aid)
Series S-1 5.00% 7/15/21	750,000	896,970
Subordinate Series S1 5.25% 7/15/37	1,000,000	1,146,550

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
New York City Transitional Finance Authority Revenue
(Future Tax Secured)
Fiscal 2011 5.00% 2/1/26	250,000	$294,063
Fiscal 2011 5.25% 2/1/29	500,000	592,375
Series A1 5.00% 11/1/42	750,000	850,485
Series B1 5.00% 11/1/40	750,000	855,810
Series C 5.25% 11/1/25	500,000	596,665
Un-refunded Balance 5.00% 11/1/18	165,000	183,980
New York City Trust for Cultural Resources Revenue
(Museum of Modern Art) Series A1 5.00% 4/1/31	720,000	809,136
New York Dormitory Authority State Supported Debt Revenue
(Consolidated Services Contract) 5.00% 7/1/17 (AGM)	500,000	559,500
New York Environmental Facilities
Series A 5.25% 12/15/19	350,000	421,645
New York Sales Tax Asset Receivables
Series A 5.25% 10/15/27 (AMBAC)	500,000	503,180
New York State Dormitory Authority
Un-refunded General Purpose Series E 5.00% 2/15/17	480,000	533,554
New York State Dormitory Authority General Purpose
Series C 5.00% 3/15/34	500,000	571,105
New York State Thruway Authority
(Transit Improvements) Series A 5.00% 3/15/17	500,000	557,475
Virgin Islands Public Finance Authority Revenue
(Matching Fund Loan Note - Senior Lien) Series A
5.00% 10/1/29	100,000	109,507

		12,633,328

State General Obligation Bonds – 0.96%
New York City
Series E 5.00% 8/1/28	125,000	144,063
New York State
Series A 5.00% 3/1/38	500,000	555,630

		699,693

Transportation Revenue Bonds – 8.08%
Metropolitan Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	200,000	243,756
Series C 5.00% 11/15/32	500,000	567,025
Series D 5.00% 11/15/32	500,000	567,025
Series D 5.25% 11/15/27	500,000	573,095
Series F 5.00% 11/15/15	150,000	158,737
New York State Thruway Authority General Revenue
Series I 5.00% 1/1/32	700,000	789,369

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
New York State Thruway Authority Revenue
Series H 5.00% 1/1/30 (NATL-RE)	750,000	$826,005
Niagara Frontier Transportation Authority
(Buffalo Niagara International Airport) Series A
5.00% 4/1/29 (AMT)	350,000	394,419
Port Authority of New York & New Jersey
(Consolidated-One Hundred Fifty-Third) 5.00% 7/15/35	250,000	280,183
(JFK International Air Terminal)
6.00% 12/1/42	700,000	811,139
6.50% 12/1/28	550,000	585,541
Triborough Bridge & Tunnel Authority
Series C 5.00% 11/15/24	80,000	92,132

		5,888,426

Water & Sewer Revenue Bonds – 2.30%
New York City Municipal Water Finance Authority Water & Sewer System Revenue
Fiscal 2009 Series A 5.75% 6/15/40	200,000	230,722
Series FF-2 5.50% 6/15/40	250,000	287,590
(Second General Resolution) Fiscal 2012 Series BB
5.25% 6/15/44	500,000	570,395
New York State Environmental Facilities Revenue Clean Water & Drinking Revolving Funds
5.00% 6/15/30	500,000	587,925

		1,676,632

Total Municipal Bonds (cost $66,463,907)		71,243,912

Short-Term Investment – 0.43%

Variable Rate Demand Note – 0.43%¤
Syracuse Industrial Development Agency (Syracuse University Project)
0.01% 12/1/37 (LOC - JPMorgan Chase Bank)	315,000	$315,000

Total Short-Term Investment (cost $315,000)		315,000

Total Value of Securities – 98.22% (cost $66,778,907)		$71,558,912

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2014.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

—	Variable rate security. The rate shown is the rate as of Aug. 31, 2014. Interest rates reset periodically.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

FHA – Federal Housing Administration

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Tax-Free Pennsylvania Fund	August 31, 2014

	Principal amount°	Value (U.S. $)

Municipal Bonds – 98.20%

Corporate Revenue Bonds – 4.96%
Allegheny County Industrial Development Authority Environmental Improvement Revenue
(U.S. Steel Corp.) 6.75% 11/1/24	2,475,000	$2,815,486
Dauphin County Industrial Development Authority Water Revenue
(Dauphin Consolidated Water Supply Project) Series B
6.70% 6/1/17	1,750,000	1,983,765
Pennsylvania Economic Development Financing Authority
(Shipping Port) Series A 2.55% 11/1/41 •	2,500,000	2,525,700
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	13,538,030
Pennsylvania Economic Development Financing Authority Water Facility Revenue
(Pennsylvania-American Water Project) 6.20% 4/1/39	2,850,000	3,303,805

		24,166,786

Education Revenue Bonds – 24.58%
Allegheny County Higher Education Building Authority Revenue
(Carlow University Project)
6.75% 11/1/31	750,000	863,565
7.00% 11/1/40	1,000,000	1,156,360
(Carnegie Mellon University Project)
5.00% 3/1/28	3,000,000	3,504,690
Series A 5.00% 3/1/24	1,500,000	1,779,435
(Chatham University Project) Series A 5.00% 9/1/30	1,500,000	1,616,265
(Duquesne University) Series A 5.00% 3/1/33	425,000	473,697
(Robert Morris University Project)
Series A 5.50% 10/15/30	1,275,000	1,372,333
Series A 5.75% 10/15/40	2,200,000	2,376,462
Bucks County Industrial Development Authority Revenue
(George School Project) 5.00% 9/15/36	4,455,000	4,967,503
Chester County Industrial Development Authority Student Housing Revenue
(West Chester University Project)
Series A 5.00% 8/1/30	1,100,000	1,186,383
Series A 5.00% 8/1/45	1,250,000	1,317,375
Delaware County Authority
(Eastern University) 5.25% 10/1/32	3,000,000	3,230,160
(Villanova University) 5.00% 8/1/21	1,745,000	2,101,538
East Hempfield Township Industrial Development Authority
(Student Services Income - Student Housing Project)
5.00% 7/1/39	875,000	912,993

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
East Hempfield Township Industrial Development Authority
(Student Services Income - Student Housing Project)
5.00% 7/1/45	2,500,000	$2,588,975
5.00% 7/1/46	1,425,000	1,479,962
Huntingdon County General Authority Revenue
(Juniata College) Series A 5.00% 5/1/30	2,650,000	2,877,237
Lehigh County General Purpose Authority Revenue
(Muhlenberg College Project)
5.00% 2/1/29	740,000	798,142
5.25% 2/1/34	1,000,000	1,079,810
5.25% 2/1/39	2,750,000	2,949,595
Montgomery County Higher Education & Health Authority Revenue
(Arcadia University)
5.625% 4/1/40	2,375,000	2,521,894
5.75% 4/1/40	2,000,000	2,168,420
Northampton County General Purpose Authority Revenue
(Higher Education-Lehigh University) 5.00% 11/15/39	4,000,000	4,316,920
Pennsylvania Higher Educational Facilities Authority College & University Revenue
5.00% 6/1/32	2,000,000	2,122,860
(Delaware Valley College) 5.00% 11/1/27	1,250,000	1,336,837
(Drexel University Project) 5.00% 5/1/20	250,000	292,538
(Edinboro University - Student Housing) 6.00% 7/1/42	1,400,000	1,460,802
(Edinboro University Foundation) 6.00% 7/1/43	1,000,000	1,063,140
(Indiana University - Student Housing Project)
Series A 5.00% 7/1/27	1,740,000	1,913,130
Series A 5.00% 7/1/41	1,500,000	1,589,130
(Shippensburg University)
5.00% 10/1/44	1,500,000	1,537,620
6.25% 10/1/43	2,000,000	2,220,400
(Slippery Rock University Foundation)
Series A 5.00% 7/1/39 (SGI)	4,000,000	4,059,440
(St. Francis University) Series JJ2 6.25% 11/1/41	2,355,000	2,558,472
(Temple University)
First Series 5.00% 4/1/21	500,000	594,465
First Series 5.00% 4/1/22	1,200,000	1,435,068
(Thomas Jefferson University Project) 5.00% 3/1/24	1,115,000	1,289,130
(Trustees of the University of Pennsylvania)
5.00% 9/1/29	1,000,000	1,138,910
Series A 5.00% 9/1/29	1,000,000	1,139,900
Series A 5.00% 9/1/41	5,000,000	5,557,350

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(University of Pennsylvania)
Series B 5.00% 9/1/26	1,450,000	$1,679,332
Series B 5.00% 9/1/27	1,550,000	1,786,282
Series B 5.00% 9/1/30	1,000,000	1,150,530
Series B 5.00% 9/1/31	250,000	283,323
Series B 5.00% 9/1/32	1,000,000	1,133,290
(University of the Sciences) 5.00% 11/1/42	1,000,000	1,081,020
Pennsylvania State University
Series B 5.25% 8/15/22	1,865,000	2,301,000
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Preparatory) 7.25% 6/15/43	2,500,000	2,732,475
(Green Woods Charter School)
Series A 5.50% 6/15/22	1,165,000	1,218,194
Series A 5.75% 6/15/42	2,500,000	2,486,025
(International Apartments Temple University)
Series A 5.375% 6/15/30	1,500,000	1,586,160
Series A 5.625% 6/15/42	3,000,000	3,150,750
(Master Charter School Project) 6.00% 8/1/35	1,610,000	1,768,005
(New Foundation Charter School Project)
6.625% 12/15/41	1,000,000	1,089,470
(Performing Arts Charter School Project) 144A
6.75% 6/15/43 #	2,550,000	2,608,701
(Tacony Academy Charter School Project)
6.75% 6/15/33	1,020,000	1,106,006
7.00% 6/15/43	1,535,000	1,676,895
Philadelphia Redevelopment Authority Revenue
(Beech Student Housing Complex Project)
Series A 5.50% 7/1/35 (ACA)	1,525,000	1,526,052
Series A 5.625% 7/1/28 (ACA)	1,000,000	1,000,840
University of Pittsburgh Commonwealth System of Higher Education
(University Capital Project) Series B 5.25% 9/15/25	8,075,000	9,477,224

		119,790,480

Electric Revenue Bonds – 1.23%
Philadelphia Gas Works Revenue
(8th-1998 General Ordinance)
Series A 5.00% 8/1/15	2,640,000	2,746,234
Series A 5.00% 8/1/16	3,000,000	3,235,440

		5,981,674

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds – 25.44%
Allegheny County Hospital Development Authority Revenue
(University of Pittsburgh Medical Center) 5.50% 8/15/34	3,980,000	$4,549,896
Berks County Municipal Authority Revenue
(Reading Hospital & Medical Center Project) Series A-3
5.50% 11/1/31	10,000,000	11,538,400
Butler County Hospital Authority Revenue
(Butler Health System Project) 7.25% 7/1/39	8,000,000	9,421,680
Central Bradford Progress Authority
(Guthrie Healthcare System) 5.375% 12/1/41	1,000,000	1,131,140
Chester County Health & Education Facilities Authority
Jefferson Health System Series A 5.00% 5/15/17	1,370,000	1,531,701
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project)
5.00% 1/1/36	2,500,000	2,551,225
6.375% 1/1/39	5,000,000	5,478,800
Dauphin County General Authority Health System Revenue
(Pinnacle Health System Project) Series A 6.00% 6/1/36	5,000,000	5,795,650
Franklin County Industrial Development Authority Revenue
(Chambersburg Hospital Project) 5.375% 7/1/42	4,980,000	5,327,803
Geisinger Authority Health System
Series A-1 5.125% 6/1/41	4,000,000	4,391,640
Indiana County Hospital Authority Revenue
(Regional Medical Center) Series A 6.00% 6/1/39	1,625,000	1,827,183
Lancaster County Hospital Authority Revenue
(Brethren Village Project) Series A 6.50% 7/1/40	3,000,000	3,132,810
(St. Anne’s Retirement Community)
5.00% 4/1/27	1,425,000	1,470,315
5.00% 4/1/33	1,830,000	1,848,337
Lehigh County General Purpose Authority Revenue
(Bible Fellowship Church Homes Project)
5.125% 7/1/32	1,000,000	1,010,380
5.25% 7/1/42	1,500,000	1,506,105
Monroe County Hospital Authority
(Pocono Medical Center)
Series A 5.00% 1/1/32	1,150,000	1,233,030
Series A 5.00% 1/1/41	1,500,000	1,576,005
Monroeville Finance Authority
5.00% 2/15/25	1,000,000	1,207,630
Montgomery County Higher Education & Health Authority Revenue
(Abington Memorial Hospital) Series A 5.125% 6/1/33	5,000,000	5,307,800

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Montgomery County Higher Education & Health Authority Revenue
(Abington Memorial Hospital Obligation Group)
5.00% 6/1/31	4,000,000	$4,387,160
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities)
5.00% 11/15/27	1,250,000	1,354,700
5.00% 11/15/28	1,600,000	1,724,992
5.00% 11/15/29	680,000	731,238
Series A-1 6.25% 11/15/29	700,000	797,363
Series B 5.00% 11/15/22	3,000,000	3,120,300
(Foulkeways at Gwynedd Project)
Series A 5.00% 12/1/24	1,000,000	1,029,920
Series A 5.00% 12/1/30	1,500,000	1,526,880
Montgomery County Industrial Development Authority Revenue
(New Regional Medical Center Project)
5.375% 8/1/38 (FHA)	995,000	1,115,733
(Whitemarsh Continuing Care)
6.125% 2/1/28	3,000,000	3,027,510
6.25% 2/1/35	1,000,000	1,008,420
Northampton County Industrial Development Authority
(Morningstar Senior Living)
5.00% 7/1/27	1,400,000	1,468,348
5.00% 7/1/32	1,275,000	1,310,700
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23	5,000,000	5,645,900
Pennsylvania Economic Development Financing Authority Revenue
(University of Pittsburgh Medical Center) Series A
5.00% 7/1/43	1,265,000	1,406,604
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health Care System)
5.00% 8/15/24	4,850,000	5,574,299
5.25% 8/15/26	3,910,000	4,507,370
5.75% 8/15/23	2,500,000	3,016,400
South Fork Municipal Hospital Authority Revenue
(Conemaugh Health Systems Project) 5.50% 7/1/29	3,500,000	3,825,990

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
St. Mary Hospital Authority Health System Revenue
(Catholic Health East) 6.25% 11/15/34	4,835,000	$5,609,035

		124,026,392

Housing Revenue Bonds – 1.79%
Bucks County Industrial Development Authority
Multi-Family Housing Revenue Guaranteed
(New Hope Manor Project)
Series A 5.40% 3/1/22 (AMT)	1,060,000	1,061,961
Series A 5.50% 3/1/41 (AMT)	5,340,000	5,344,806
Philadelphia Authority for Industrial Development Revenue
(Germantown Senior Living Presbyterian Homes Project)
Series A 5.625% 7/1/35 (HUB)	2,295,000	2,324,491

		8,731,258

Lease Revenue Bonds – 5.67%
Allegheny County Industrial Development Authority Lease Revenue (Residential Resource Project)
5.10% 9/1/26	1,335,000	1,348,283
5.125% 9/1/31	910,000	913,085
Pennsylvania Commonwealth Financing Authority Revenue
Series B 5.00% 6/1/31 (ASSURED GTY)	10,000,000	11,159,300
Pennsylvania Economic Development Financing Authority
(Unemployment Compensation Revenue) Series B
5.00% 1/1/20	3,000,000	3,530,460
Pennsylvania Industrial Development Authority
(Economic Development)
5.00% 7/1/17	1,000,000	1,118,100
5.50% 7/1/23	4,385,000	4,912,252
Philadelphia Municipal Authority Lease Revenue
6.50% 4/1/39	4,000,000	4,643,400

		27,624,880

Local General Obligation Bonds – 7.14%
Allegheny County
Series C-65 5.00% 5/1/18	3,765,000	4,311,339
Series C-69 5.00% 12/1/28	1,000,000	1,141,710
Series C-70 5.00% 12/1/33	2,205,000	2,467,924
Bethel Park School District
5.10% 8/1/33	3,000,000	3,436,140
Central Bucks School District
Series B 5.00% 5/15/20	2,295,000	2,743,236
Chester County
5.00% 11/15/32	5,725,000	6,612,776

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Chester County
5.00% 11/15/33	2,625,000	$3,020,876
Series C 5.00% 7/15/29	3,000,000	3,476,400
City of Philadelphia
Series A 5.25% 7/15/29	2,500,000	2,924,425
City of Pittsburgh
Series B 5.00% 9/1/26 (AGM)	3,000,000	3,490,230
Fox Chapel Area School District
5.00% 8/1/25	1,000,000	1,201,410

		34,826,466

Pre-Refunded/Escrowed to Maturity Bonds – 8.96%
Commonwealth of Pennsylvania
Second Series 5.00% 3/1/19-17§	2,120,000	2,362,825
Second Series 5.00% 1/1/22-16§	10,000,000	10,638,000
Delaware County Authority Health Facilities Revenue
(Mercy Health Project) 6.00% 12/15/26	3,500,000	3,646,265
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Widener University) 5.00% 7/15/39-15§	1,440,000	1,500,595
Pennsylvania Higher Educational Facilities Authority Revenue
(University of the Arts Project) 5.20% 3/15/25 (RADIAN)	4,490,000	5,392,041
(Widener University) 5.00% 7/15/39-15§	1,560,000	1,626,784
Pennsylvania Industrial Development Authority Revenue
(Economic Development) 5.50% 7/1/23-18§	615,000	725,208
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Presbyterian Medical Center Project) 6.65% 12/1/19	10,370,000	12,088,516
Pittsburgh Water & Sewer Authority Revenue
7.25% 9/1/14 (FGIC)	1,205,000	1,205,434
Puerto Rico Highway & Transportation Authority Revenue Pre-Refunded
Series AA 5.50% 7/1/18 (NATL-RE)	3,835,000	4,499,912

		43,685,580

Resource Recovery Revenue Bond – 0.66%
Pennsylvania Economic Development Financing Authority
(Colver Project) Series F
4.625% 12/1/18 (AMBAC) (AMT)	3,135,000	3,225,978

		3,225,978

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds – 3.52%
Allentown Neighborhood Improvement Zone Development Authority Revenue
Series A 5.00% 5/1/42	3,500,000	$3,658,480
Guam Government Limited Obligation Revenue
(Section 30)
Series A 5.625% 12/1/29	90,000	99,535
Series A 5.75% 12/1/34	3,050,000	3,378,973
Northampton County Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	2,000,000	2,163,000
Pennsylvania Economic Development Financing Authority
Series A 5.00% 7/1/16	1,170,000	1,271,778
Pennsylvania Intergovernmental Cooperation Authority
(Philadelphia Funding Program) 5.00% 6/15/21	2,000,000	2,360,120
Pittsburgh & Allegheny County Sports & Exhibition Authority
5.00% 2/1/35 (AGM)	3,000,000	3,209,730
Washington County Redevelopment Authority Revenue
(Victory Centre Project-Tanger) Series A 5.45% 7/1/35	1,000,000	1,019,630

		17,161,246

State General Obligation Bonds – 4.00%
Pennsylvania
First Series 5.00% 4/1/26	1,500,000	1,785,990
First Series 5.00% 3/15/28	5,000,000	5,703,300
First Series 5.00% 11/15/29	6,000,000	7,002,900
Second Series 5.00% 4/15/18	4,335,000	4,988,111

		19,480,301

Transportation Revenue Bonds – 8.24%
Lehigh Northampton Airport Authority Revenue
Series A 6.00% 5/15/25 (NATL-RE) (AMT)	1,525,000	1,527,623
Series A 6.00% 5/15/30 (NATL-RE) (AMT)	2,700,000	2,702,214
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Amtrak Project)
Series A 5.00% 11/1/32 (AMT)	3,500,000	3,842,790
Series A 5.00% 11/1/41 (AMT)	5,000,000	5,372,400
Pennsylvania Turnpike Commission Revenue
Series A 5.00% 12/1/22	2,550,000	3,066,656
Series A 5.00% 12/1/23	2,450,000	2,949,261
Series B 5.00% 12/1/24	1,930,000	2,227,336
Series E 5.00% 12/1/29	5,000,000	5,597,300
Series E 5.00% 12/1/30	2,000,000	2,226,560

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Philadelphia Airport Revenue
Series A 5.375% 6/15/29 (ASSURED GTY)	4,030,000	$4,456,213
Port Authority of Allegheny County
5.75% 3/1/29	5,200,000	6,202,664

		40,171,017

Water & Sewer Revenue Bonds – 2.01%
Cambridge Area Joint Authority Guaranteed Sewer Revenue
5.625% 12/1/28	1,150,000	1,237,573
6.00% 12/1/37	1,000,000	1,078,980
Delaware County Regional Water Quality Control Authority
5.00% 5/1/32	2,000,000	2,284,500
Philadelphia Water & Waste Revenue
5.00% 11/1/28	4,500,000	5,170,680

		9,771,733

Total Municipal Bonds (cost $440,605,604)		478,643,791

Short-Term Investment – 0.93%

Variable Rate Demand Note – 0.93%¤
Lancaster County Hospital Authority Revenue (Masonic Homes Project)
0.01% 7/1/34 (LOC – JP Morgan Chase Bank N.A.)	4,550,000	4,550,000

Total Short-Term Investment (cost $4,550,000)		4,550,000

Total Value of Securities – 99.13%
(cost $445,155,604)		$483,193,791

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2014, the aggregate value of Rule 144A securities was $2,608,701 which represented 0.54%of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2014.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

—	Variable rate security. The rate shown is the rate as of Aug. 31, 2014. Interest rates reset periodically.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

FGIC – Insured by Financial Guaranty Insurance Company

FHA – Federal Housing Administration

HUB – Housing and Urban Development Section 8

LOC – Letter of Credit

NATL-RE – Insured by National Public Finance Guarantee Corporation

RADIAN – Insured by Radian Asset Assurance

SGI – Insured by Syncora Guarantee Inc.

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

August 31, 2014

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Assets:
Investments, at value[1]	$84,277,387	$93,299,602	$194,466,544
Short-term investments, at value[2]	730,000	1,173,166	2,180,402
Cash	314,869	10,746	90,311
Receivable for securities sold	2,000,000	—	—
Interest receivable	909,642	1,267,331	2,290,895
Receivable for fund shares sold	25,754	40,179	24,418

Total assets	88,257,652	95,791,024	199,052,570

Liabilities:
Income distribution payable	75,215	77,527	168,543
Payable for fund shares redeemed	—	1,397	80
Other accrued expenses	57,213	60,753	77,638
Distribution fees payable to affiliates	22,555	28,824	48,989
Investment management fees payable	21,919	25,993	69,429
Other affiliates payable	3,427	4,121	9,140
Trustees’ fees and expenses payable	458	485	1,010

Total liabilities	180,787	199,100	374,829

Total Net Assets	$88,076,865	$95,591,924	$198,677,741

Net Assets Consist of:
Paid-in capital	$84,610,594	$90,335,171	$189,300,874
Undistributed net investment income	19,968	18,763	352,558
Accumulated net realized loss on investments	(1,786,542)	(2,053,507)	(6,198,067)
Net unrealized appreciation of investments	5,232,845	7,291,497	15,222,376

Total Net Assets	$88,076,865	$95,591,924	$198,677,741

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Net Asset Value

Class A:
Net assets	$81,591,538	$73,954,803	$183,560,318
Shares of beneficial interest outstanding, unlimited authorization, no par	7,125,682	6,121,404	16,216,244
Net asset value per share	$11.45	$12.08	$11.32
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$11.99	$12.65	$11.85

Class B:
Net assets	$27,847	$180,519	$11,695
Shares of beneficial interest outstanding, unlimited authorization, no par	2,430	14,879	1,032
Net asset value per share	$11.46	$12.13	$11.33

Class C:
Net assets	$6,238,307	$15,473,471	$12,028,480
Shares of beneficial interest outstanding, unlimited authorization, no par	543,355	1,278,616	1,059,758
Net asset value per share	$11.48	$12.10	$11.35

Institutional Class:
Net assets	$219,173	$5,983,131	$3,077,248
Shares of beneficial interest outstanding, unlimited authorization, no par	19,141	495,309	271,875
Net asset value per share	$11.45	$12.08	$11.32

[1] Investments, at cost	$79,044,542	$86,008,105	$179,244,168
[2] Short-term investments, at cost	730,000	1,173,166	2,180,402

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Assets:
Investments, at value[1]	$109,863,051	$71,243,912	$478,643,791
Short-term investments, at value[2]	1,624,891	315,000	4,550,000
Cash	114,428	973,207	216,900
Interest receivable	1,629,855	811,863	6,447,732
Receivable for fund shares sold	113,466	199,473	187,275
Receivable for securities sold	—	—	105,000

Total assets	113,345,691	73,543,455	490,150,698

Liabilities:
Payable for fund shares redeemed	97,084	147,928	277,594
Income distribution payable	80,056	53,494	409,035
Payable for securities purchased	—	390,289	1,550,950
Other accrued expenses	61,294	57,271	134,048
Distribution fees payable to affiliates	43,360	26,660	118,993
Investment management fees payable	36,348	10,867	189,419
Other affiliates payable	4,302	4,319	21,017
Trustees’ fees and expenses payable	579	368	2,497

Total liabilities	323,023	691,196	2,703,553

Total Net Assets	$113,022,668	$72,852,259	$487,447,145

Net Assets Consist of:
Paid-in capital	$111,865,468	$69,631,746	$454,471,725
Distributions in excess of net investment income	(16,644)	(651)	(108,966)
Accumulated net realized loss on investments	(5,274,671)	(1,558,841)	(4,953,801)
Net unrealized appreciation of investments	6,448,515	4,780,005	38,038,187

Total Net Assets	$113,022,668	$72,852,259	$487,447,145

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Net Asset Value

Class A:
Net assets	$80,600,405	$52,588,660	$451,301,190
Shares of beneficial interest outstanding, unlimited authorization, no par	6,970,509	4,587,492	55,300,515
Net asset value per share	$11.56	$11.46	$8.16
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.10	$12.00	$8.54

Class B:
Net assets	$164,692	$2,826	$316,542
Shares of beneficial interest outstanding, unlimited authorization, no par	14,267	247	38,807
Net asset value per share	$11.54	$11.44	$8.16

Class C:
Net assets	$31,178,015	$18,491,453	$32,096,319
Shares of beneficial interest outstanding, unlimited authorization, no par	2,698,336	1,617,027	3,931,189
Net asset value per share	$11.55	$11.44	$8.16

Institutional Class:
Net assets	$1,079,556	$1,769,320	$3,733,094
Shares of beneficial interest outstanding, unlimited authorization, no par	93,345	154,405	457,702
Net asset value per share	$11.57	$11.46	$8.16

[1] Investments, at cost	$103,414,536	$66,463,907	$440,605,604
[2] Short-term investments, at cost	1,624,891	315,000	4,550,000

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Year ended August 31, 2014

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund

Investment Income:
Interest	$4,183,473	$4,358,824	$8,874,977

Expenses:
Management fees	444,554	531,822	1,076,467
Distribution expenses – Class A	206,401	198,305	457,519
Distribution expenses – Class B	637	2,678	157
Distribution expenses – Class C	62,704	162,365	124,365
Dividend disbursing and transfer agent fees and expenses	53,759	65,957	129,195
Audit and tax	38,339	38,339	36,045
Accounting and administration expenses	31,384	34,192	69,088
Registration fees	20,232	13,576	18,965
Reports and statements to shareholders	13,988	11,555	24,727
Legal fees	12,039	11,640	22,258
Trustees’ fees and expenses	4,394	4,800	9,688
Custodian fees	3,155	4,096	7,547
Other	12,523	14,699	19,594

	904,109	1,094,024	1,995,615
Less expenses waived	(109,270)	(178,691)	(257,509)
Less waived distribution expenses – Class B	(478)	(2,008)	(117)
Less expense paid indirectly	(19)	(16)	(53)

Total operating expenses	794,342	913,309	1,737,936

Net Investment Income	3,389,131	3,445,515	7,137,041

Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(1,899,569)	(1,648,961)	(4,499,483)
Net change in unrealized appreciation (depreciation) of investments	8,167,044	9,770,515	19,363,895

Net Realized and Unrealized Gain	6,267,475	8,121,554	14,864,412

Net Increase in Net Assets Resulting from Operations	$9,656,606	$11,567,069	$22,001,453

See accompanying notes, which are an integral part of the financial statements.

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund

Investment Income:
Interest	$4,707,834	$3,022,264	$22,182,711

Expenses:
Management fees	616,248	402,672	2,647,058
Distribution expenses – Class A	201,015	134,526	1,095,229
Distribution expenses – Class B	2,149	558	4,205
Distribution expenses – Class C	313,099	191,406	312,910
Dividend disbursing and transfer agent fees and expenses	71,489	58,407	337,887
Accounting and administration expenses	39,584	25,870	169,735
Audit and tax	38,339	38,339	46,823
Legal fees	14,193	9,189	56,225
Registration fees	13,286	23,323	32,400
Reports and statements to shareholders	12,296	9,524	53,117
Trustees’ fees and expenses	5,557	3,640	23,804
Custodian fees	4,487	2,930	16,534
Other	13,842	16,805	33,837

	1,345,584	917,189	4,829,764
Less expenses waived	(122,523)	(187,494)	(334,605)
Less waived distribution expenses – Class A	—	—	(17,388)
Less waived distribution expenses – Class B	(1,433)	(418)	(3,153)
Less expense paid indirectly	(38)	(15)	(149)

Total operating expenses	1,221,590	729,262	4,474,469

Net Investment Income	3,486,244	2,293,002	17,708,242

Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(3,874,468)	(1,368,268)	(3,548,060)
Net change in unrealized appreciation (depreciation) of investments	9,586,365	7,286,999	38,408,517

Net Realized and Unrealized Gain	5,711,897	5,918,731	34,860,457

Net Increase in Net Assets Resulting from Operations	$9,198,141	$8,211,733	$52,568,699

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Arizona Fund

	Year ended
	8/31/14	8/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,389,131	$4,013,649
Net realized gain (loss)	(1,899,569)	506,262
Net change in unrealized appreciation (depreciation)	8,167,044	(11,342,703)

Net increase (decrease) in net assets resulting from operations	9,656,606	(6,822,792)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,173,654)	(3,775,830)
Class B	(2,476)	(6,076)
Class C	(194,104)	(220,080)
Institutional Class	(1,284)	—

Net realized gain:
Class A	(209,767)	(976,137)
Class B	(232)	(2,084)
Class C	(15,880)	(69,528)

	(3,597,397)	(5,049,735)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,631,052	6,166,177
Class B	56	—
Class C	550,574	1,155,077
Institutional Class	215,999	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,589,656	3,708,854
Class B	2,708	7,855
Class C	176,745	238,865
Institutional Class	1,080	—

	8,167,870	11,276,828

	Year ended
	8/31/14	8/31/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(15,145,773)	$(14,895,352)
Class B	(82,753)	(111,244)
Class C	(1,402,453)	(1,201,863)
Institutional Class	(467)	—

	(16,631,446)	(16,208,459)

Decrease in net assets derived from capital share transactions	(8,463,576)	(4,931,631)

Net Decrease in Net Assets	(2,404,367)	(16,804,158)

Net Assets:
Beginning of year	90,481,232	107,285,390

End of year	$88,076,865	$90,481,232

Undistributed net investment income	$19,968	$25,309

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free California Fund

	Year ended
	8/31/14	8/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,445,515	$4,363,140
Net realized loss	(1,648,961)	(49,471)
Net change in unrealized appreciation (depreciation)	9,770,515	(11,490,872)

Net increase (decrease) in net assets resulting from operations	11,567,069	(7,177,203)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,927,750)	(3,739,575)
Class B	(9,893)	(22,335)
Class C	(477,653)	(595,354)
Institutional Class	(34,509)	—

	(3,449,805)	(4,357,264)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,304,547	23,311,641
Class B	—	204
Class C	1,680,819	6,342,070
Institutional Class	5,948,986	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,547,795	3,134,159
Class B	9,593	18,811
Class C	404,783	500,813
Institutional Class	29,141	—

	18,925,664	33,307,698

	Year ended
	8/31/14	8/31/13

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(28,813,534)	$(29,518,188)
Class B	(309,571)	(421,462)
Class C	(6,229,137)	(5,416,705)
Institutional Class	(71,562)	—

	(35,423,804)	(35,356,355)

Decrease in net assets derived from capital share transactions	(16,498,140)	(2,048,657)

Net Decrease in Net Assets	(8,380,876)	(13,583,124)

Net Assets:
Beginning of year	103,972,800	117,555,924

End of year	$95,591,924	$103,972,800

Undistributed net investment income	$18,763	$18,763

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Colorado Fund

	Year ended
	8/31/14	8/31/13

Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,137,041	$8,608,349
Net realized loss	(4,499,483)	(1,120,803)
Net change in unrealized appreciation (depreciation)	19,363,895	(22,951,343)

Net increase (decrease) in net assets resulting from operations	22,001,453	(15,463,797)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,745,518)	(8,172,705)
Class B	(584)	(2,123)
Class C	(365,812)	(445,050)
Institutional Class	(10,576)	—

	(7,122,490)	(8,619,878)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,475,422	15,189,121
Class B	7,595	—
Class C	533,231	3,693,552
Institutional Class	3,111,270	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,607,046	6,438,351
Class B	584	1,894
Class C	329,933	392,636
Institutional Class	7,563	—

	16,072,644	25,715,554

	Year ended
	8/31/14	8/31/13

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(32,730,998)	$(39,656,800)
Class B	(12,304)	(156,936)
Class C	(3,571,888)	(2,946,532)
Institutional Class	(72,761)	—

	(36,387,951)	(42,760,268)

Decrease in net assets derived from capital share transactions	(20,315,307)	(17,044,714)

Net Decrease in Net Assets	(5,436,344)	(41,128,389)

Net Assets:
Beginning of year	204,114,085	245,242,474

End of year	$198,677,741	$204,114,085

Undistributed net investment income	$352,558	$352,558

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Idaho Fund

	Year ended
	8/31/14	8/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,486,244	$5,129,639
Net realized loss	(3,874,468)	(263,420)
Net change in unrealized appreciation (depreciation)	9,586,365	(15,278,142)

Net increase (decrease) in net assets resulting from operations	9,198,141	(10,411,923)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,665,570)	(4,005,284)
Class B	(7,007)	(11,315)
Class C	(803,312)	(1,119,053)
Institutional Class	(4,657)	—

	(3,480,546)	(5,135,652)

Capital Share Transactions:
Proceeds from shares sold:
Class A	9,285,865	14,828,230
Class B	—	33
Class C	2,144,338	6,807,031
Institutional Class	1,080,575	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,197,153	3,077,403
Class B	7,006	11,180
Class C	743,871	1,011,370
Institutional Class	3,806	—

	15,462,614	25,735,247

	Year ended
	8/31/14	8/31/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(22,518,291)	$(38,066,213)
Class B	(149,948)	(258,729)
Class C	(6,543,849)	(11,137,179)
Institutional Class	(16,218)	—

	(29,228,306)	(49,462,121)

Decrease in net assets derived from capital share transactions	(13,765,692)	(23,726,874)

Net Decrease in Net Assets	(8,048,097)	(39,274,449)

Net Assets:
Beginning of year	121,070,765	160,345,214

End of year	$113,022,668	$121,070,765

Distributions in excess of net investment income	$(16,644)	$(16,644)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free New York Fund

	Year ended
	8/31/14	8/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,293,002	$2,714,881
Net realized loss	(1,368,268)	(212,947)
Net change in unrealized appreciation (depreciation)	7,286,999	(8,805,762)

Net increase (decrease) in net assets resulting from operations	8,211,733	(6,303,828)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,787,546)	(2,130,614)
Class B	(1,862)	(5,571)
Class C	(492,130)	(573,106)
Institutional Class	(7,986)	—

Net realized gain:
Class A	—	(99,909)
Class B	—	(329)
Class C	—	(35,053)

	(2,289,524)	(2,844,582)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,939,548	37,913,159
Class B	28	264
Class C	1,245,823	9,149,620
Institutional Class	1,746,280	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,603,672	1,947,901
Class B	1,796	4,591
Class C	356,769	462,396
Institutional Class	6,488	—

	11,900,404	49,477,931

	Year ended
	8/31/14	8/31/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(18,128,340)	$(28,761,447)
Class B	(139,563)	(167,487)
Class C	(5,801,995)	(6,592,503)
Institutional Class	(6,491)	—

	(24,076,389)	(35,521,437)

Increase (decrease) in net assets derived from capital share transactions	(12,175,985)	13,956,494

Net Increase (Decrease) in Net Assets	(6,253,776)	4,808,084

Net Assets:
Beginning of year	79,106,035	74,297,951

End of year	$72,852,259	$79,106,035

Distributions in excess of net investment income	$(651)	$(651)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Pennsylvania Fund

	Year	3/1/13	Year
	ended	to	ended
	8/31/14	8/31/13*	2/28/13

Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,708,242	$9,721,420$	20,605,172
Net realized gain (loss)	(3,548,060)	(1,405,741)	1,982,504
Net change in unrealized appreciation (depreciation)	38,408,517	(51,793,222)	7,615,771

Net increase (decrease) in net assets resulting from operations	52,568,699	(43,477,543)	30,203,447

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(16,741,916)	(9,167,329)	(19,560,725)
Class B	(15,706)	(11,693)	(35,850)
Class C	(929,492)	(542,398)	(1,008,595)
Institutional Class	(21,128)	—	—

Net realized gain:
Class A	—	(676,463)	—
Class B	—	(948)	—
Class C	—	(51,845)	—

	(17,708,242)	(10,450,676)	(20,605,170)

Capital Share Transactions:
Proceeds from shares sold:
Class A	28,015,218	27,244,810	39,201,217
Class B	8	—	359
Class C	3,328,437	2,855,331	14,642,131
Institutional Class	3,678,035	—	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	13,573,156	7,801,846	14,803,777
Class B	15,961	11,715	35,168
Class C	849,287	507,363	813,891
Institutional Class	16,940	—	—

	49,477,042	38,421,065	69,496,543

	Year	3/1/13	Year
	ended	to	ended
	8/31/14	8/31/13*	2/28/13

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(76,268,880)	$(56,044,231)	$(47,001,370)
Class B	(340,277)	(209,610)	(660,421)
Class C	(6,951,069)	(6,552,959)	(3,745,426)
Institutional Class	(8,738)	—	—

	(83,568,964)	(62,806,800)	(51,407,217)

Increase (Decrease) in net assets derived from capital share transactions	(34,091,922)	(24,385,735)	18,089,326

Net Increase (Decrease) in Net Assets	768,535	(78,313,954)	27,687,603

Net Assets:
Beginning of year	486,678,610	564,992,564	537,304,961

End of year	$487,447,145	$486,678,610	$564,992,564

Distributions in excess of net investment income	$(108,966)	$(108,966)	$(65,569)

*During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year Ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$10.690	$12.010	$11.340	$11.760	$11.090

0.428	0.450	0.460	0.445	0.447
0.784	(1.206)	0.670	(0.394)	0.668

1.212	(0.756)	1.130	0.051	1.115

(0.425)	(0.448)	(0.457)	(0.444)	(0.445)
(0.027)	(0.116)	(0.003)	(0.027)	—

(0.452)	(0.564)	(0.460)	(0.471)	(0.445)

$11.450	$10.690	$12.010	$11.340	$11.760

11.56%	(6.62% )	10.15%	0.57%	10.27%

$81,592	$83,896	$99,953	$95,487	$108,214
0.84%	0.84%	0.84%	0.87%	0.86%
0.96%	0.94%	0.90%	0.93%	0.92%
3.86%	3.83%	3.94%	3.98%	3.94%
3.74%	3.73%	3.88%	3.92%	3.88%
11%	18%	34%	32%	15%

Financial highlights

Delaware Tax-Free Arizona Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year Ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$10.700	$12.020	$11.340	$11.760	$11.100

0.428	0.400	0.373	0.361	0.362
0.784	(1.205)	0.680	(0.394)	0.658

1.212	(0.805)	1.053	(0.033)	1.020

(0.425)	(0.399)	(0.370)	(0.360)	(0.360)
(0.027)	(0.116)	(0.003)	(0.027)	—

(0.452)	(0.515)	(0.373)	(0.387)	(0.360)

$11.460	$10.700	$12.020	$11.340	$11.760

11.56%	(6.99% )	9.42%	(0.18% )	9.35%

$28	$103	$224	$757	$2,917
0.84%	1.27%	1.59%	1.62%	1.61%
1.71%	1.69%	1.65%	1.68%	1.67%
3.86%	3.40%	3.19%	3.23%	3.19%
2.99%	2.98%	3.13%	3.17%	3.13%
11%	18%	34%	32%	15%

Financial highlights

Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year Ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$10.720	$12.040	$11.370	$11.790	$11.120

0.346	0.362	0.373	0.362	0.363
0.784	(1.205)	0.670	(0.394)	0.668

1.130	(0.843)	1.043	(0.032)	1.031

(0.343)	(0.361)	(0.370)	(0.361)	(0.361)
(0.027)	(0.116)	(0.003)	(0.027)	—

(0.370)	(0.477)	(0.373)	(0.388)	(0.361)

$11.480	$10.720	$12.040	$11.370	$11.790

10.72%	(7.30% )	9.31%	(0.17% )	9.43%

$6,238	$6,482	$7,108	$6,801	$7,995
1.59%	1.59%	1.59%	1.62%	1.61%
1.71%	1.69%	1.65%	1.68%	1.67%
3.11%	3.08%	3.19%	3.23%	3.19%
2.99%	2.98%	3.13%	3.17%	3.13%
11%	18%	34%	32%	15%

Financial highlights

Delaware Tax-Free Arizona Fund Institutional Class

Selected data for each share of the Fund outstanding throughout the period were as follows:

12/31/13[1] to 8/31/14

Net asset value, beginning of period	$10.770

Income from investment operations:
Net investment income[2]	0.325
Net realized and unrealized gain	0.675

Total from investment operations	1.000

Less dividends and distributions from:
Net investment income	(0.320)

Total dividends and distributions	(0.320)

Net asset value, end of period	$11.450

Total return[3]	9.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 219
Ratio of expenses to average net assets	0.59%
Ratio of expenses to average net assets prior to fees waived	0.71%
Ratio of net investment income to average net assets	4.06%
Ratio of net investment income to average net assets prior to fees waived	3.94%
Portfolio turnover	11% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$11.110	$12.210	$11.170	$11.570	$10.620

0.427	0.439	0.484	0.476	0.497
0.970	(1.100)	1.039	(0.401)	0.950

1.397	(0.661)	1.523	0.075	1.447

(0.427)	(0.439)	(0.483)	(0.475)	(0.497)

(0.427)	(0.439)	(0.483)	(0.475)	(0.497)

$12.080	$11.110	$12.210	$11.170	$11.570

12.79%	(5.63% )	13.90%	0.83%	13.92%

$73,955	$85,269	$97,821	$67,047	$72,902
0.82%	0.82%	0.82%	0.82%	0.82%
1.00%	0.99%	0.97%	0.98%	0.98%
3.69%	3.62%	4.10%	4.36%	4.48%
3.51%	3.45%	3.95%	4.20%	4.32%
13%	38%	32%	44%	35%

Financial highlights

Delaware Tax-Free California Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$11.150	$12.260	$11.210	$11.610	$10.670

0.429	0.390	0.398	0.395	0.416
0.980	(1.110)	1.049	(0.401)	0.940

1.409	(0.720)	1.447	(0.006)	1.356

(0.429)	(0.390)	(0.397)	(0.394)	(0.416)

(0.429)	(0.390)	(0.397)	(0.394)	(0.416)

$12.130	$11.150	$12.260	$11.210	$11.610

12.85%	(6.07% )	13.10%	0.09%	12.93%

$181	$456	$905	$1,307	$3,254
0.82%	1.26%	1.57%	1.57%	1.57%
1.75%	1.74%	1.72%	1.73%	1.73%
3.69%	3.18%	3.35%	3.61%	3.73%
2.76%	2.70%	3.20%	3.45%	3.57%
13%	38%	32%	44%	35%

Financial highlights

Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$11.120	$12.230	$11.180	$11.590	$10.640

0.341	0.349	0.397	0.394	0.415
0.980	(1.110)	1.049	(0.411)	0.950

1.321	(0.761)	1.446	(0.017)	1.365

(0.341)	(0.349)	(0.396)	(0.393)	(0.415)

(0.341)	(0.349)	(0.396)	(0.393)	(0.415)

$12.100	$11.120	$12.230	$11.180	$11.590

12.04%	(6.41% )	13.13%	(0.01% )	13.06%

$15,473	$18,248	$18,830	$14,863	$15,526
1.57%	1.57%	1.57%	1.57%	1.57%
1.75%	1.74%	1.72%	1.73%	1.73%
2.94%	2.87%	3.35%	3.61%	3.73%
2.76%	2.70%	3.20%	3.45%	3.57%
13%	38%	32%	44%	35%

Financial highlights

Delaware Tax-Free California Fund Institutional Class

Selected data for each share of the Fund outstanding throughout the period were as follows:

12/31/13[1] to 8/31/14

Net asset value, beginning of period	$11.270

Income from investment operations:
Net investment income[2]	0.319
Net realized and unrealized gain	0.808

Total from investment operations	1.127

Less dividends and distributions from:
Net investment income	(0.317)

Total dividends and distributions	(0.317)

Net asset value, end of period	$12.080

Total return[3]	10.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,983
Ratio of expenses to average net assets	0.57%
Ratio of expenses to average net assets prior to fees waived	0.75%
Ratio of net investment income to average net assets	3.89%
Ratio of net investment income to average net assets prior to fees waived	3.71%
Portfolio turnover	13% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$10.490	$11.640	$10.880	$11.260	$10.600

0.405	0.412	0.444	0.460	0.455
0.826	(1.149)	0.758	(0.397)	0.661

1.231	(0.737)	1.202	0.063	1.116

(0.401)	(0.413)	(0.442)	(0.443)	(0.456)

(0.401)	(0.413)	(0.442)	(0.443)	(0.456)

$11.320	$10.490	$11.640	$10.880	$11.260

11.94%	(6.56% )	11.23%	0.71%	10.74%

$183,560	$190,311	$230,787	$216,151	$237,545
0.84%	0.84%	0.84%	0.88%	0.93%
0.97%	0.96%	0.93%	0.95%	0.95%
3.69%	3.60%	3.91%	4.30%	4.16%
3.56%	3.48%	3.82%	4.23%	4.14%
22%	21%	24%	26%	17%

Financial highlights

Delaware Tax-Free Colorado Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or the distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$10.500	$11.650	$10.890	$11.270	$10.610

0.405	0.364	0.360	0.380	0.373
0.826	(1.149)	0.758	(0.397)	0.661

1.231	(0.785)	1.118	(0.017)	1.034

(0.401)	(0.365)	(0.358)	(0.363)	(0.374)

(0.401)	(0.365)	(0.358)	(0.363)	(0.374)

$11.330	$10.500	$11.650	$10.890	$11.270

11.93%	(6.93%)	10.41%	(0.04%)	9.91%

$12	$15	$173	$609	$1,429
0.84%	1.41%	1.59%	1.63%	1.68%
1.72%	1.71%	1.68%	1.70%	1.70%
3.69%	3.03%	3.16%	3.55%	3.41%
2.81%	2.73%	3.07%	3.48%	3.39%
22%	21%	24%	26%	17%

Financial highlights

Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

			Year ended

8/31/14	8/31/13		8/31/12	8/31/11		8/31/10

$10.520	$11.670		$10.910	$11.290		$10.630

0.324	0.327		0.360	0.381		0.374
0.826	(1.149)		0.758	(0.397)		0.661

1.150	(0.822)		1.118	(0.016)		1.035

(0.320)	(0.328)		(0.358)	(0.364)		(0.375)

(0.320)	(0.328)		(0.358)	(0.364)		(0.375)

$11.350	$10.520		$11.670	$10.910		$11.290

11.09%	(7.23%	)	10.39%	(0.03%	)	9.90%

$12,029	$13,788		$14,282	$13,253		$15,155
1.59%	1.59%		1.59%	1.63%		1.68%
1.72%	1.71%		1.68%	1.70%		1.70%
2.94%	2.85%		3.16%	3.55%		3.41%
2.81%	2.73%		3.07%	3.48%		3.39%
22%	21%		24%	26%		17%

Financial highlights

Delaware Tax-Free Colorado Fund Institutional Class

Selected data for each share of the Fund outstanding throughout the period were as follows:

12/31/13[1] to 8/31/14

Net asset value, beginning of period	$10.590

Income from investment operations:
Net investment income[2]	0.326
Net realized and unrealized gain	0.710

Total from investment operations	1.036

Less dividends and distributions from:
Net investment income	(0.306)

Total dividends and distributions	(0.306)

Net asset value, end of period	$11.320

Total return[3]	9.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,077
Ratio of expenses to average net assets	0.59%
Ratio of expenses to average net assets prior to fees waived	0.72%
Ratio of net investment income to average net assets	3.91%
Ratio of net investment income to average net assets prior to fees waived	3.78%
Portfolio turnover	22% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year Ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$10.990	$12.240	$11.730	$12.120	$11.490

0.374	0.419	0.438	0.438	0.431
0.569	(1.250)	0.509	(0.385)	0.633

0.943	(0.831)	0.947	0.053	1.064

(0.373)	(0.419)	(0.437)	(0.436)	(0.434)
—	—	—	(0.007)	—

(0.373)	(0.419)	(0.437)	(0.443)	(0.434)

$11.560	$10.990	$12.240	$11.730	$12.120

8.71%	(6.99% )	8.21%	0.56%	9.44%

$80,600	$87,537	$119,025	$98,821	$104,287
0.88%	0.88%	0.88%	0.90%	0.94%
0.99%	0.97%	0.94%	0.96%	0.96%
3.32%	3.51%	3.65%	3.78%	3.66%
3.21%	3.42%	3.59%	3.72%	3.64%
16%	17%	17%	32%	7%

Financial highlights

Delaware Tax-Free Idaho Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year Ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$10.970	$12.220	$11.710	$12.100	$11.470

0.365	0.329	0.348	0.350	0.343
0.569	(1.250)	0.509	(0.385)	0.633

0.934	(0.921)	0.857	(0.035)	0.976

(0.364)	(0.329)	(0.347)	(0.348)	(0.346)
—	—	—	(0.007)	—

(0.364)	(0.329)	(0.347)	(0.355)	(0.346)

$11.540	$10.970	$12.220	$11.710	$12.100

8.64%	(7.71% )	7.41%	(0.19% )	8.64%

$165	$298	$582	$912	$2,450
0.96%	1.63%	1.63%	1.65%	1.69%
1.74%	1.72%	1.69%	1.71%	1.71%
3.24%	2.76%	2.90%	3.03%	2.91%
2.46%	2.67%	2.84%	2.97%	2.89%
16%	17%	17%	32%	7%

Financial highlights

Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year Ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$10.980	$12.230	$11.720	$12.110	$11.480

0.289	0.329	0.348	0.351	0.342
0.569	(1.250)	0.509	(0.385)	0.633

0.858	(0.921)	0.857	(0.034)	0.975

(0.288)	(0.329)	(0.347)	(0.349)	(0.345)
—	—	—	(0.007)	—

(0.288)	(0.329)	(0.347)	(0.356)	(0.345)

$11.550	$10.980	$12.230	$11.720	$12.110

7.91%	(7.70% )	7.41%	(0.20% )	8.63%

$31,178	$33,236	$40,738	$35,797	$35,591
1.63%	1.63%	1.63%	1.65%	1.69%
1.74%	1.72%	1.69%	1.71%	1.71%
2.57%	2.76%	2.90%	3.03%	2.91%
2.46%	2.67%	2.84%	2.97%	2.89%
16%	17%	17%	32%	7%

Financial highlights

Delaware Tax-Free Idaho Fund Institutional Class

Selected data for each share of the Fund outstanding throughout the period were as follows:

12/31/13[1] to 8/31/14

Net asset value, beginning of period	$11.060

Income from investment operations:
Net investment income[2]	0.291
Net realized and unrealized gain	0.509

Total from investment operations	0.800

Less dividends and distributions from:
Net investment income	(0.290)

Total dividends and distributions	(0.290)

Net asset value, end of period	$11.570

Total return[3]	7.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,080
Ratio of expenses to average net assets	0.63%
Ratio of expenses to average net assets prior to fees waived	0.74%
Ratio of net investment income to average net assets	3.46%
Ratio of net investment income to average net assets prior to fees waived	3.35%
Portfolio turnover	16% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year Ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$10.570	$11.670	$10.800	$11.150	$10.450

0.366	0.374	0.426	0.406	0.429
0.889	(1.080)	0.867	(0.351)	0.700

1.255	(0.706)	1.293	0.055	1.129

(0.365)	(0.375)	(0.423)	(0.405)	(0.429)
—	(0.019)	—	—	—

(0.365)	(0.394)	(0.423)	(0.405)	(0.429)

$11.460	$10.570	$11.670	$10.800	$11.150

12.06%	(6.27% )	12.18%	0.63%	11.02%

$52,589	$57,816	$53,456	$37,051	$37,716
0.80%	0.80%	0.80%	0.80%	0.80%
1.06%	1.03%	1.01%	1.05%	1.07%
3.32%	3.23%	3.77%	3.82%	3.94%
3.06%	3.00%	3.56%	3.57%	3.67%
20%	33%	28%	54%	15%

Financial highlights

Delaware Tax-Free New York Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year Ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$10.550	$11.650	$10.780	$11.120	$10.420

0.366	0.325	0.341	0.326	0.347
0.889	(1.080)	0.867	(0.341)	0.700

1.255	(0.755)	1.208	(0.015)	1.047

(0.365)	(0.326)	(0.338)	(0.325)	(0.347)
—	(0.019)	—	—	—

(0.365)	(0.345)	(0.338)	(0.325)	(0.347)

$11.440	$10.550	$11.650	$10.780	$11.120

12.08%	(6.67% )	11.36%	(0.04% )	10.21%

$3	$138	$318	$477	$736
0.80%	1.22%	1.55%	1.55%	1.55%
1.81%	1.78%	1.76%	1.80%	1.82%
3.32%	2.81%	3.02%	3.07%	3.19%
2.31%	2.25%	2.81%	2.82%	2.92%
20%	33%	28%	54%	15%

Financial highlights

Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year Ended

8/31/14	8/31/13	8/31/12	8/31/11	8/31/10

$10.540	$11.640	$10.780	$11.120	$10.420

0.283	0.286	0.340	0.326	0.346
0.899	(1.080)	0.857	(0.341)	0.700

1.182	(0.794)	1.197	(0.015)	1.046

(0.282)	(0.287)	(0.337)	(0.325)	(0.346)
—	(0.019)	—	—	—

(0.282)	(0.306)	(0.337)	(0.325)	(0.346)

$11.440	$10.540	$11.640	$10.780	$11.120

11.35%	(7.00% )	11.26%	(0.04% )	10.20%

$18,491	$21,152	$20,524	$14,235	$13,462
1.55%	1.55%	1.55%	1.55%	1.55%
1.81%	1.78%	1.76%	1.80%	1.82%
2.57%	2.48%	3.02%	3.07%	3.19%
2.31%	2.25%	2.81%	2.82%	2.92%
20%	33%	28%	54%	15%

Financial highlights

Delaware Tax-Free New York Fund Institutional Class

Selected data for each share of the Fund outstanding throughout the period were as follows:

12/31/13[1] to 8/31/14

Net asset value, beginning of period	$10.710

Income from investment operations:
Net investment income[2]	0.279
Net realized and unrealized gain	0.749

Total from investment operations	1.028

Less dividends and distributions from:
Net investment income	(0.278)

Total dividends and distributions	(0.278)

Net asset value, end of period	$11.460

Total return[3]	9.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,769
Ratio of expenses to average net assets	0.55%
Ratio of expenses to average net assets prior to fees waived	0.80%
Ratio of net investment income to average net assets	3.55%
Ratio of net investment income to average net assets prior to fees waived	3.30%
Portfolio turnover	20% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the year ended Aug. 31, 2014.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended 8/31/14	3/1/13 to 8/31/13[1]	Year ended

		2/28/13	2/29/12	2/28/11	2/28/10

$7.590	$8.410	$8.260	$7.550	$7.920	$7.410

0.293	0.148	0.315	0.329	0.349	0.346
0.570	(0.809)	0.150	0.710	(0.304)	0.609

0.863	(0.661)	0.465	1.039	0.045	0.955

(0.293)	(0.148)	(0.315)	(0.329)	(0.349)	(0.346)
—	(0.011)	—	—	(0.066)	(0.099)

(0.293)	(0.159)	(0.315)	(0.329)	(0.415)	(0.445)

$8.160	$7.590	$8.410	$8.260	$7.550	$7.920

11.58%	(7.94% )	5.73%	14.06%	0.48%	13.15%

$451,301	$453,451	$524,539	$508,505	$470,369	$503,534
0.88%	0.88%	0.88%	0.88%	0.90%	0.93%
0.95%	1.00%	0.98%	0.98%	0.98%	0.98%
3.73%	3.64%	3.77%	4.19%	4.42%	4.46%
3.66%	3.52%	3.67%	4.09%	4.34%	4.41%
7%	5%	20%	21%	31%	43%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended 8/31/14	3/1/13 to 8/31/13[1]	Year ended

		2/28/13	2/29/12	2/28/11	2/28/10

$7.590	$8.400	$8.260	$7.550	$7.910	$7.410

0.292	0.126	0.252	0.269	0.289	0.287
0.570	(0.799)	0.140	0.710	(0.294)	0.598

0.862	(0.673)	0.392	0.979	(0.005)	0.885

(0.292)	(0.126)	(0.252)	(0.269)	(0.289)	(0.286)
—	(0.011)	—	—	(0.066)	(0.099)

(0.292)	(0.137)	(0.252)	(0.269)	(0.355)	(0.385)

$8.160	$7.590	$8.400	$8.260	$7.550	$7.910

11.57%	(8.07% )	4.81%	13.20%	(0.16% )	12.15%

$317	$611	$882	$1,489	$2,549	$4,259
0.89%	1.42%	1.64%	1.64%	1.66%	1.69%
1.71%	1.71%	1.69%	1.69%	1.69%	1.70%
3.74%	3.09%	3.01%	3.43%	3.66%	3.70%
2.92%	2.80%	2.96%	3.38%	3.63%	3.69%
7%	5%	20%	21%	31%	43%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended 8/31/14	3/1/13 to 8/31/13[1]	Year ended

		2/28/13	2/29/12	2/28/11	2/28/10

$7.590	$8.410	$8.260	$7.560	$7.920	$7.420

0.234	0.117	0.252	0.269	0.289	0.287
0.570	(0.809)	0.150	0.700	(0.294)	0.598

0.804	(0.692)	0.402	0.969	(0.005)	0.885

(0.234)	(0.117)	(0.252)	(0.269)	(0.289)	(0.286)
—	(0.011)	—	—	(0.066)	(0.099)

(0.234)	(0.128)	(0.252)	(0.269)	(0.355)	(0.385)

$8.160	$7.590	$8.410	$8.260	$7.560	$7.920

10.74%	(8.29% )	4.93%	13.05%	(0.15% )	12.14%

$32,096	$32,617	$39,572	$27,311	$21,571	$15,867
1.64%	1.64%	1.64%	1.64%	1.66%	1.69%
1.71%	1.71%	1.69%	1.69%	1.69%	1.70%
2.97%	2.87%	3.01%	3.43%	3.66%	3.70%
2.90%	2.80%	2.96%	3.38%	3.63%	3.69%
7%	5%	20%	21%	31%	43%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Institutional Class

Selected data for each share of the Fund outstanding throughout the period were as follows:

12/31/13[1] to 8/31/14
Net asset value, beginning of period	$7.670

Income from investment operations:
Net investment income[2]	0.226
Net realized and unrealized gain	0.490

Total from investment operations	0.716

Less dividends and distributions from:
Net investment income	(0.226)

Total dividends and distributions	(0.226)

Net asset value, end of period	$8.160

Total return[3]	9.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,733
Ratio of expenses to average net assets	0.64%
Ratio of expenses to average net assets prior to fees waived	0.71%
Ratio of net investment income to average net assets	3.89%
Ratio of net investment income to average net assets prior to fees waived	3.82%
Portfolio turnover	7%[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments ® state tax-free funds	August 31, 2014

Delaware Group® State Tax-Free Income Trust is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Arizona Fund. Delaware Group State Tax-Free Income Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, and Voyageur Insured Funds are each individually referred to as a Trust and collectively as the Trusts. These financial statements and related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each referred to as a Fund, or collectively, as the Funds). The above Trusts are open-end investment companies. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B,* Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase.* Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of each Fund is to seek as high a level of current income exempt from federal income tax and from personal income tax in its respective state, as is consistent with preservation of capital.

* See Note 11.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles

(U.S. GAAP) and are consistently followed by the Funds.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset values. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (each, a Board, or collectively, the Boards). In determining whether market quotations are readily

Notes to financial statements

Delaware Investments® state tax-free funds

1. Significant Accounting Policies (continued)

available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2011–Aug. 31, 2014), and has concluded that no provision for federal income tax is required in each Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Aug. 31, 2014.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under

“Less expense paid indirectly.” For the year ended Aug. 31, 2014, each Fund earned the following amounts under this agreement:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$19	$16	$53	$38	$15	$149

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed the following percentages of each Fund’s average daily net assets from Sept. 1, 2013 through Aug. 31, 2014.* The contractual waivers did not change from prior fiscal year end. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Boards and DMC. These waivers and reimbursements apply only to expenses paid directly by the Funds and may only be terminated by agreement of DMC and the Funds.

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Operating expense limitation as a percentage of average daily net assets (per annum)	0.59%	0.57%	0.59%	0.63%	0.55%	0.64%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual

Notes to financial statements

Delaware Investments® state tax-free funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended Aug. 31, 2014, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$4,279	$4,654	$9,419	$5,392	$3,524	$23,161

DSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, each Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Aug. 31, 2014, the amount charged by DSC for each Fund was as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$19,417	$21,123	$42,475	$24,470	$15,992	$105,096

Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are passed on to and paid directly by each Fund.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares. DDLP has contracted to waive distribution and service fees of Class B shares to 0.25% of average daily net assets from Sept. 1, 2013 through Aug. 31, 2014.**

As provided in the investment management agreement, each Fund bears the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Funds. For the year ended Aug. 31, 2014, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$2,573	$2,802	$5,649	$3,235	$2,119	$13,923

For the year ended Aug. 31, 2014, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$4,766	$2,104	$12,488	$11,002	$5,437	$29,382

For the year ended Aug. 31, 2014, DDLP received gross CDSC commissions on redemptions of each Fund’s Class C shares. These commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$—	$48	$23	$442	$40	$508

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

*	The aggregate contractual waiver period was Dec. 28, 2012 through Dec. 29, 2014 for all Funds except Delaware Tax-Free Pennsylvania Fund, which has a contractual waiver period of June 28, 2012 through Dec. 29, 2014.
**	The aggregate contractual waiver period was March 1, 2013 through Dec. 29, 2014 for all Funds except Delaware Tax-Free Idaho Fund and Delaware Tax-Free Pennsylvania Fund, which had contractual waiver periods of Oct. 1, 2013 through Dec. 29, 2014 and July 1, 2013 through Dec. 29, 2014, respectively.

3. Investments

For the year ended Aug. 31, 2014, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax- Free Pennsylvania Fund
Purchases	$9,528,779	$12,155,213	$41,901,967	$17,891,836	$14,498,300	$34,522,636
Sales	19,801,490	28,151,199	60,830,261	28,983,427	24,561,569	65,228,107

Notes to financial statements

Delaware Investments® state tax-free funds

3. Investments (continued)

At Aug. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Cost of investments	$79,668,568	$87,168,690	$181,375,875	$105,025,567	$66,739,718	$445,155,604

Aggregate unrealized appreciation	$5,526,538	$7,390,679	$15,495,535	$6,537,310	$4,956,376	$38,313,539
Aggregate unrealized depreciation	(187,719)	(86,601)	(224,464)	(74,935)	(137,182)	(275,352)

Net unrealized appreciation	$5,338,819	$7,304,078	$15,271,071	$6,462,375	$4,819,194	$38,038,187

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2014:

Delaware Tax-Free Arizona Fund
Level 2
Municipal Bonds	$84,277,387
Short-Term Investments	730,000

Total	$85,007,387

	Delaware Tax-Free California Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$93,299,602	$93,299,602
Short-Term Investments[1]	673,166	500,000	1,173,166

Total	$673,166	$93,799,602	$94,472,768

	Delaware Tax-Free Colorado Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$194,466,544	$194,466,544
Short-Term Investments[1]	1,180,402	1,000,000	2,180,402

Total	$1,180,402	$195,466,544	$196,646,946

	Delaware Tax-Free Idaho Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$109,863,051	$109,863,051
Short-Term Investments[1]	704,891	920,000	1,624,891

Total	$704,891	$110,783,051	$111,487,942

Delaware Tax-Free New York Fund
Level 2
Municipal Bonds	$71,243,912
Short-Term Investments	315,000

Total	$71,558,912

Notes to financial statements

Delaware Investments® state tax-free funds

3. Investments (continued)

Delaware Tax-Free Pennsylvania Fund
Level 2
Municipal Bonds	$478,643,791
Short-Term Investments	4,550,000

Total	$483,193,791

1	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments while Level 2 investments represent matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages for each Fund:

Short-Term Investments	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund
Level 1	57.38%	54.14%	43.38%
Level 2	42.62%	45.86%	56.62%

During the year ended Aug. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Aug. 31, 2014, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2014 and 2013 was as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Year ended 8/31/14
Tax-exempt income	$3,376,852	$3,441,433	$7,122,490	$3,480,546	$2,280,839	$17,681,062
Ordinary income	7	8,372	—	—	8,685	27,180
Long-term capital gains	220,538	—	—	—	—	—

Total	$3,597,397	$3,449,805	$7,122,490	$3,480,546	$2,289,524	$17,708,242

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Year ended 8/31/13*
Tax-exempt income	$3,991,799	$4,352,980	$8,595,845	$5,120,760	$2,709,291	$9,751,798
Ordinary income	10,187	4,284	24,033	14,892	—	13,019
Long-term capital gains	1,047,749	—	—	—	135,291	685,859

Total	$5,049,735	$4,357,264	$8,619,878	$5,135,652	$2,844,582	$10,450,676

*	For Delaware Tax-Free Pennsylvania Fund, the period covered is March 1, 2013 to Aug. 31, 2013.

Delaware Tax-Free Pennsylvania Fund
Year ended 2/28/13
Tax-exempt income	$20,578,925
Ordinary income	26,245

Total	$20,605,170

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2014, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Shares of beneficial interest	$84,610,594	$90,335,171	$189,300,874	$111,865,468	$69,631,746	$454,471,725
Undistributed tax-exempt income	95,183	96,290	521,101	63,412	52,843	300,069
Distributions payable	(75,215)	(77,527)	(168,543)	(80,056)	(53,494)	(409,035)
Capital loss carryforwards	(1,892,516)	(2,066,088)	(6,246,762)	(5,288,531)	(1,598,030)	(4,953,801)
Unrealized appreciation	5,338,819	7,304,078	15,271,071	6,462,375	4,819,194	38,038,187

Net assets	$88,076,865	$95,591,924	$198,677,741	$113,022,668	$72,852,259	$487,447,145

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on certain debt instruments.

Notes to financial statements

Delaware Investments® state tax-free funds

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments, redesignation of distributions, and expiring capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications. For the year ended Aug. 31, 2014, the Funds recorded the following reclassifications:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Undistributed (distribution in excess of) net investment income	$(22,954)	$4,290	$(14,551)	$(5,698)	$(3,478)	$—
Accumulated net realized loss on investments	22,954	(4,290)	1,060,137	5,698	3,478	—
Paid-in capital	—	—	(1,045,586)	—	—	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,045,586 expired in 2014 for Delaware Tax-Free Colorado Fund. Capital loss carryforwards remaining at Aug. 31, 2014 will expire as follows:

Year of Expiration	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
2016	$ —	$—	$44,178	$ —	$ —	$ —
2019	—	369,988	—	—	—	—

Total	$ —	$369,988	$44,178	$ —	$ —	$ —

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

For the year ended Losses incurred that will be carried forward under the Act are as follows:

	Loss carryforward character
	Short-term	Long-term
Delaware Tax-Free Arizona Fund	$130,027	$1,762,489
Delaware Tax-Free California Fund	512,925	1,183,175
Delaware Tax-Free Colorado Fund	2,650,042	3,552,542
Delaware Tax-Free Idaho Fund	1,817,027	3,471,504
Delaware Tax-Free New York Fund	909,039	688,991
Delaware Tax-Free Pennsylvania Fund	1,228,899	3,724,902

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free Arizona Fund		Delaware Tax-Free California Fund		Delaware Tax-Free Colorado Fund
	Year ended		Year ended		Year ended
	8/31/14	8/31/13	8/31/14	8/31/13	8/31/14	8/31/13
Shares sold:
Class A	422,664	517,896	716,363	1,895,678	587,926	1,305,960
Class B	5	—	—	16	717	—
Class C	49,012	96,751	143,852	516,107	49,345	316,391
Institutional Class	19,087	—	498,884	—	277,679	—
Shares issued upon reinvestment of dividends and distributions:
Class A	234,409	315,336	219,532	259,398	514,495	563,889
Class B	254	666	827	1,550	54	163
Class C	15,965	20,237	34,851	41,459	30,193	34,332
Institutional Class	95	—	2,431	—	673	—

	741,491	950,886	1,616,740	2,714,208	1,461,082	2,220,735

Shares redeemed:
Class A	(1,380,013)	(1,305,688)	(2,492,660)	(2,489,223)	(3,031,582)	(3,551,561)
Class B	(7,506)	(9,677)	(26,859)	(34,491)	(1,134)	(13,625)
Class C	(126,391)	(102,359)	(540,515)	(456,844)	(330,843)	(263,315)
Institutional Class	(41)	—	(6,006)	—	(6,477)	—

	(1,513,951)	(1,417,724)	(3,066,040)	(2,980,558)	(3,370,036)	(3,828,501)

Net decrease	(772,460)	(466,838)	(1,449,300)	(266,350)	(1,908,954)	(1,607,766)

Notes to financial statements

Delaware Investments® state tax-free funds

6. Capital Shares (continued)

	Delaware Tax-Free Idaho Fund		Delaware Tax-Free New York Fund
	Year ended		Year ended
	8/31/14	8/31/13	8/31/14	8/31/13
Shares sold:
Class A	818,230	1,228,035	627,155	3,276,521
Class B	—	3	3	23
Class C	189,865	562,814	112,124	784,042
Institutional Class	94,436	—	154,404	—
Shares issued upon reinvestment of dividends and distributions:
Class A	194,871	258,086	145,599	169,367
Class B	624	935	167	400
Class C	66,057	84,954	32,492	40,325
Institutional Class	331	—	570	—

	1,364,414	2,134,827	1,072,514	4,270,678

Shares redeemed:
Class A	(2,011,144)	(3,239,267)	(1,655,477)	(2,555,719)
Class B	(13,492)	(21,399)	(12,988)	(14,628)
Class C	(585,307)	(949,963)	(533,776)	(580,883)
Institutional Class	(1,422)	—	(569)	—

	(2,611,365)	(4,210,629)	(2,202,810)	(3,151,230)

Net increase (decrease)	(1,246,951)	(2,075,802)	(1,130,296)	1,119,448

	Delaware Tax-Free Pennsylvania Fund
	Year ended	3/31/13 to	Year ended
	8/31/14	8/31/13	2/28/13
Shares sold:
Class A	3,568,801	3,406,985	4,692,415
Class B	1	—	44
Class C	419,579	350,916	1,751,148
Institutional Class	456,689	—	—

Shares issued upon reinvestment of dividends and distributions:
Class A	1,722,816	972,284	1,773,723
Class B	2,036	1,464	4,222
Class C	107,803	63,311	97,444
Institutional Class	2,094	—	—

	6,279,819	4,794,960	8,318,996

Shares redeemed:
Class A	(9,731,852)	(7,045,470)	(5,630,266)
Class B	(43,672)	(25,971)	(79,640)
Class C	(891,469)	(824,988)	(448,225)
Institutional Class	(1,081)	—	—

	(10,668,074)	(7,896,429)	(6,158,131)

Net increase (decrease)	(4,388,255)	(3,101,469)	2,160,865

Notes to financial statements

Delaware Investments® state tax-free funds

6. Capital Shares (continued)

	Year ended 8/31/14			Year ended 8/31/13*
	Class B Shares	Class A Shares	Value	Class B Shares	Class A Shares	Value
Delaware Tax-Free Arizona Fund	1,123	1,127	$12,201	2,470	2,475	$29,316
Delaware Tax-Free California Fund	129	129	1,455	14,747	14,809	179,698
Delaware Tax-Free Colorado Fund	—	—	—	5,589	5,602	64,739
Delaware Tax-Free Idaho Fund	1,911	1,910	21,325	2,674	2,674	32,278
Delaware Tax-Free New York Fund	—	—	—	303	302	3,512
Delaware Tax-Free Pennsylvania Fund	8,129	8,125	63,471	36,324	36,343	301,169

*	For Delaware Tax-Free Pennsylvania Fund, the period covered is March 1, 2013 to Aug. 31, 2013. For the year ended Feb. 28, 2013, 36,337 Class B shares were converted to 36,353 Class A shares valued at $300,751 for the Delaware Tax-Free Pennsylvania Fund.

Certain shareholders of Class A may exchange their shares for Institutional Class shares. For the year ended Aug. 31, 2014, 9,783 Class A shares were exchanged for 9,798 Institutional Class shares valued at $107,577 for the Delaware Tax-Free Colorado Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous pages and the “Statements of changes in net assets.”

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, each Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Funds had no amounts outstanding as of Aug. 31, 2014 or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

The Funds concentrate their investments in securities issued by each corresponding state’s municipalities. The Funds invest primarily in a specific state and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in U.S. territories such as Puerto Rico, the U.S. Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes. The values of the Funds’ investments may be adversely affected by new legislation within the states, U.S. territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At Aug. 31, 2014, the percentages of each Fund’s net assets insured by bond insurers are listed below and these securities have been identified in the “Schedules of investments.”

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
9.89%	5.30%	12.40%	22.54%	3.37%	6.74%

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Funds may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high-grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time,

Notes to financial statements

Delaware Investments® state tax-free funds

8. Geographic, Credit, and Market Risks (continued)

including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Financial Services LLC, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities held by the Funds have been identified on the “Schedules of investments.”

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

11. Subsequent Events

Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares.

Management has determined that no other material events or transactions occurred subsequent to Aug. 31, 2014 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II and Delaware Group® State Tax-Free Income Trust and the Shareholders of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free Pennsylvania Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Arizona Fund (constituting Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund (three of the series constituting Voyageur Mutual Funds), Delaware Tax-Free Colorado Fund (constituting Voyageur Mutual Funds II) and Delaware Tax-Free Pennsylvania Fund (constituting Delaware Group® State Tax-Free Income Trust) (hereafter collectively referred to as the “Funds”) at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion. The financial highlights for the year ended February 28, 2010, for Delaware Tax-Free Pennsylvania Fund, were audited by other independent accountants whose report dated April 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 16, 2014

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Tax Information

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2014, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free Arizona Fund	6.13%	—	93.87%	100.00%
Delaware Tax-Free California Fund	—	0.24%	99.76%	100.00%
Delaware Tax-Free Colorado Fund	—	—	100.00%	100.00%
Delaware Tax-Free Idaho Fund	—	—	100.00%	100.00%
Delaware Tax-Free New York Fund	—	0.38%	99.62%	100.00%
Delaware Tax-Free Pennsylvania Fund	—	0.15%	99.85%	100.00%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements

At a meeting held on August 19-21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreements with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to each Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds; and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the same Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past one-, three-, five- and ten-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board’s view of such performance.

Delaware Tax-Free Arizona Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional other state municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five- and ten-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free California Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the second quartile of its Performance Universe and the Fund’s total return for the five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Colorado Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional other state municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and ten-year periods was in the first quartile of its Performance Universe and the Fund’s total return for the five-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional other state municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, and five-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the ten-year period was in the second quartile of its Performance Universe. The Board determined that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking effective action to improve Fund performance and to meet the Board’s performance objective.

Delaware Tax-Free New York Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and five-year periods was in the second quartile of its Performance Universe and the Fund’s total return for the ten-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Pennsylvania Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional Pennsylvania municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, and five-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the ten-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board’s view of such expenses.

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Delaware Tax-Free Arizona Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2014 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free California Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Delaware Tax-Free Colorado Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2014 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2014 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free New York Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2014 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Pennsylvania Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through December 2014 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Funds grow, economies of scale may be shared.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in	70	Board of Governors Member
various executive capacities		Investment Company
at different times at		Institute (ICI)
Delaware Investments.[2]
Director and Audit
Committee Member
Kaydon Corp.
(2007–2013)

Private Investor	70	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)
Executive Vice President	70	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risk and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004-2014)
(July 2004–March 2011)
President	70	Director — Hershey Trust
Drexel University
(August 2010–Present)		Director and Audit
Committee Member
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	70	None
(2004–Present)
Chief Executive Officer —	70	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust
Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration
President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	70	Director — HSBC Finance
(2010–April 2013)		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer	70	Director, Audit
(January 2006–July 2012)		Committee Chair, Investment
Vice President —		Committee Member,
Mergers & Acquisitions		and Governance
(January 2003–January 2006),		Committee Member
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)
Founder	70	Director and Compensation
Investor Analytics		Committee Chairman
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000 –
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005 –
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	70	None[3]
Deputy General Counsel of
Delaware Investments since 2000.

Daniel V. Geatens has served	70	None[3]
in various capacities at different times at
Delaware Investments.
David P. O’Connor has served	70	None[3]
in various executive and legal capacities at different times at Delaware Investments.

Richard Salus has served in	70	None[3]
various executive capacities at different times at
Delaware Investments.

3	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and	Former Executive Vice	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	President	Officer	PNC Financial Services Group
Delaware Investments®	State Street Corporation	Assurant, Inc.	Pittsburgh, PA
Family of Funds	Brookline, MA	Philadelphia, PA
Philadelphia, PA			Janet L. Yeomans
	John A. Fry	Frances A.	Former Vice President and
Thomas L. Bennett	President	Sevilla-Sacasa	Treasurer
Private Investor	Drexel University	Chief Executive Officer	3M Corporation
Rosemont, PA	Philadelphia, PA	Banco Itaú	St. Paul, MN
		International Miami, FL	J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Funds’ website at delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $34,125 for the period ended August 31, 2014.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,935 for the fiscal year ended August 31, 2013.

____________________
[1] The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2014.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended August 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2013.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended August 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,120 for the fiscal year ended August 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,000 for the fiscal year ended August 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2013.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,090,937 and $8,891,311 for the registrant’s fiscal years ended August 31, 2014 and August 31, 2013, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics
Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® STATE TAX-FREE INCOME TRUST

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 5, 2014

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 5, 2014